                                                                    Exhibit 4.6

                                                          EXECUTION COUNTERPART


WHEN RECORDED, RETURN TO:
Ross Agre, Esq.
Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, New York  10005

================================================================================


                          INDENTURE OF TRUST, MORTGAGE
                             AND SECURITY AGREEMENT
                                      (T1)


                           Dated as of August 17, 2000


                                     between


                                 JOLIET TRUST I


                                       and


                     UNITED STATES TRUST COMPANY OF NEW YORK
                           as Lease Indenture Trustee




================================================================================
                          Joliet Station, Units 7 and 8
                     Coal-Fired Electric Generating Facility
                      Land Located in Will County, Illinois

                                TABLE OF CONTENTS

                                                                                                                     PAGE
SECTION 1.  DEFINITIONS...............................................................................................6

SECTION 2.  THE LESSOR NOTES..........................................................................................6
     Section 2.1 Limitation on Lessor Notes...........................................................................6
     Section 2.2 Initial Lessor Notes.................................................................................6
     Section 2.3 Execution and Authentication of Lessor Notes.........................................................7
     Section 2.4 Issuance and Terms of the Initial Lessor Notes.......................................................7
     Section 2.5 Payments from Indenture Estate Only; No Personal Liability of the Owner Trust, the Owner Participant or the Lease Indenture Trustee................................8
     Section 2.6 Method of Payment....................................................................................8
     Section 2.7 Application of Payments..............................................................................9
     Section 2.8 Registration, Transfer and Exchange of Lessor Notes.................................................10
     Section 2.9 Mutilated, Destroyed, Lost or Stolen Lessor Notes...................................................10
     Section 2.10 Optional Purchase upon Lease Event of Default......................................................10
     Section 2.11 Mandatory Prepayment...............................................................................11
     Section 2.12 Assumption of Lessor Notes.........................................................................12
     Section 2.13 Subsequent Lessor Notes............................................................................16
     Section 2.14 Payment of Expenses on Transfer....................................................................17
     Section 2.15 Restrictions of Transfer Resulting from Federal Securities Laws; Legend............................17
     Section 2.16 Security for and Parity of Lessor Notes............................................................18
     Section 2.17 Acceptance of the Lease Indenture Trustee..........................................................18
     Section 2.18 Taxes; Withholding.................................................................................18

SECTION 3.  RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM INDENTURE ESTATE....................................18
     Section 3.1 Distribution Prior to Lessor Loan Event of Default..................................................18
     Section 3.2 Payments Following Event of Loss or Other Early Termination.........................................19
     Section 3.3 Payments After Lease Indenture Event of Default.....................................................20
     Section 3.4 Certain Payments....................................................................................21
     Section 3.5 Other Payments......................................................................................21
     Section 3.6 Manner of Payment to the Owner Trust................................................................22
     Section 3.7 Investment of Amounts Held by Lease Indenture Trustee...............................................22
     Section 3.8 Establishment of the Lease Indenture Trustee's Account; and Lien and Security Interest; Etc.........23
     Section 3.9 The Account Bank; Limited Rights of the Owner Trust.................................................23

SECTION 4.  COVENANTS OF THE OWNER TRUST; LEASE INDENTURE EVENTS OF DEFAULT; REMEDIES................................25
     Section 4.1 Covenants of the Owner Trust........................................................................25
     Section 4.2 Lease Indenture Events of Default...................................................................26
     Section 4.3 Certain Rights......................................................................................28
     Section 4.4 Remedies............................................................................................29
     Section 4.5 Taking Possession of Indenture Estate...............................................................31

                                      i

     Section 4.6 Remedies Cumulative.................................................................................32
     Section 4.7 Discontinuance of Proceedings.......................................................................32
     Section 4.8 Waiver of Past Defaults.............................................................................32
     Section 4.9 Waiver of Stay, Extension, Moratorium Laws; Equity of Redemption....................................32

SECTION 5.  DISCLAIMER OF REPRESENTATIONS; NO SEGREGATION OF MONEYS; FURTHER ASSURANCES; CERTAIN RIGHTS..............33
     Section 5.1 No Representations or Warranties as to the Property Interest or other Lessor Security Documents.....33
     Section 5.2 No Segregation of Moneys; No Interest...............................................................33
     Section 5.3 Further Assurances; Financing Statements............................................................34
     Section 5.4 Certain Rights of Owner Trust and Owner Participant.................................................34

SECTION 6.  SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE AND OTHER DOCUMENTS.........................................36
     Section 6.1 Supplements and Amendments to this Indenture and the Other Documents:...............................36
     Section 6.2 Documents Furnished to Holders......................................................................39
     Section 6.3 Lease Indenture Trustee Protected...................................................................39

SECTION 7.  MISCELLANEOUS............................................................................................39
     Section 7.1 Termination of Indenture............................................................................39
     Section 7.2 Governing Law; Counterparts.........................................................................40
     Section 7.3 No Legal Title to Indenture Estate in Holders.......................................................40
     Section 7.4 Sale of Indenture Estate by Lease Indenture Trustee Is Binding......................................40
     Section 7.5 Indenture for Benefit of the Owner Trust, the Owner Participant, the Equity Investor,
                 any OP Guarantor and the Holders....................................................................40
     Section 7.6 Notices.............................................................................................40
     Section 7.7 Severability........................................................................................41
     Section 7.8 No Oral Modifications or Continuing Waivers.........................................................41
     Section 7.9 Successors and Assigns..............................................................................41
     Section 7.10 Headings...........................................................................................41
     Section 7.11 Normal Commercial Relations........................................................................41
     Section 7.12 Waiver of Setoff...................................................................................41
     Section 7.13 Concerning the Owner Trustee.......................................................................42
     Section 7.14 Required Holders; Etc..............................................................................42
     Section 7.15 The Lease Indenture Trustee........................................................................42
     Section 7.16 Maximum Secured Obligations........................................................................47

                          INDENTURE OF TRUST, MORTGAGE
                             AND SECURITY AGREEMENT
                                      (T1)
       This INDENTURE OF TRUST, MORTGAGE AND SECURITY AGREEMENT (T1) (as
amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "INDENTURE"), dated as of August 17, 2000, between JOLIET TRUST I, a Delaware business trust created for the benefit of the Owner Participant referred to below, as grantor (the "OWNER TRUST") and UNITED STATES TRUST COMPANY OF NEW YORK as grantee (the "LEASE INDENTURE TRUSTEE").

                                   WITNESSETH:
       WHEREAS, the Owner Trust and the Facility Lessee will enter into that certain Facility Lease Agreement (T1), dated as of August 17, 2000 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "FACILITY LEASE"), pursuant to which the Owner Trust will lease to the Facility Lessee and the Facility Lessee will lease from the Owner Trust for a term of years the Owner Trust's undivided interest equal to the Undivided Interest Percentage in and to the Joliet Station, Units 7 and 8 (the "FACILITY") with the right to nonexclusive possession thereof (the "UNDIVIDED INTEREST");

       WHEREAS, the Facility Lessee will lease a corresponding interest equal to the Undivided Interest Percentage in and to the Facility Site with the right to nonexclusive possession thereof and will grant certain non-exclusive easements (such undivided leasehold interest, together with such non-exclusive easements, the "GROUND INTEREST") to the Owner Trust and the Owner Trust simultaneously therewith will sublease the Ground Interest back to the Facility Lessee;

       WHEREAS, the Facility is more particularly described in Exhibit A attached hereto and made a part hereof and is located on the Facility Site, which, together with certain easements, are more particularly described in Exhibit B attached hereto and made a part hereof;

       WHEREAS, the Owner Trust was authorized and directed in the Amended and Restated Trust Agreement (T1), dated as of August 17, 2000 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "TRUST AGREEMENT"), between Wilmington Trust Company and Joliet Generation I, LLC (the "OWNER PARTICIPANT") to execute and deliver this Indenture;

       WHEREAS, in connection with the transactions contemplated by the Trust Agreement, the Owner Trust entered into the Participation Agreement;

       WHEREAS, the Owner Trust, pursuant to the Facility Deed and Bill of Sale, will purchase the Undivided Interest from Midwest and concurrently therewith will lease such Undivided Interest to Midwest pursuant to the Facility Lease;

       WHEREAS, in accordance with this Indenture, the Owner Trust will execute and deliver the Initial Lessor Notes, the proceeds of which will be used by the Owner Trust to finance a portion of the Purchase Price, and will grant to the Lease Indenture Trustee the liens and security interests herein provided;

       WHEREAS, this Indenture is regarded as a mortgage under the laws of the State of Illinois and as a security agreement under the Uniform Commercial Code of the State of New York; and

       WHEREAS, the Owner Trust and the Lease Indenture Trustee desire to enter into this Indenture, to, among other things, provide for (a) the issuance by the Owner Trust of the Lessor Notes, (b) the conveyance and assignment by the Owner Trust to the Lease Indenture Trustee, as part of the Indenture Estate, of the Undivided Interest, the Ground Interest, the Owner Trust's interest as tenant under the Facility Site Lease, the Owner Trust's interest as landlord and sublandlord under the Facility Lease and the Facility Site Sublease, respectively, the Owner Trust's interest under the Participation Agreement and all payments and other amounts received or receivable hereunder or thereunder in accordance herewith (excluding Excepted Payments and except as otherwise provided herein or therein) as security for, INTER ALIA, the Owner Trust's obligations to and for the benefit of the Holders and for the benefit and security of such Holders.

                                GRANTING CLAUSE:
       NOW, THEREFORE, to secure the prompt payment of the principal of and interest on, and all other amounts due with respect to, the Lessor Notes from time to time outstanding hereunder, all other amounts owing hereunder by the Owner Trust and the performance and observance by the Owner Trust of all the agreements, covenants and provisions contained in the Operative Documents, and the prompt payment of all amounts from time to time due or to become due from the Owner Trust to the Lease Indenture Trustee or the Holders under any of the Operative Documents (collectively, the "LESSOR SECURED OBLIGATIONS"), and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Lessor Notes by the Holders thereof, the Owner Trust does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge, warrant and confirm with MORTGAGE COVENANTS, unto and for the security and benefit of, the Lease Indenture Trustee acting for and on behalf of itself and the Holders from time to time, a first priority security interest in and mortgage lien on all estate, right, title and interest now held or hereafter acquired by the Owner Trust in, to and under the following described property, rights, interests and privileges, whether now or hereafter acquired, other than Excepted Payments (such property, rights and privileges as are conveyed pursuant to this granting clause, but excluding Excepted Payments and the rights to enforce and collect the sums as set forth herein, being hereinafter referred to as the "INDENTURE ESTATE"):

              (1) the Undivided Interest, the Owner Trust's interest in any Components; the Owner Trust's interest in any Improvements; the Facility Site Lease and the Ground Interest thereunder; the Facility Lease and all payments of any kind by the Facility Lessee thereunder (including Rent); the Facility Site Sublease and the Sublease Ground Interest thereunder and all payments of any kind by the Facility Lessee thereunder; all tangible property located on or at or attached to the Facility Land that an interest in such tangible property arises under applicable real estate law ("FIXTURES"); the Facility Deed, the Bill of Sale, the Operation Agreement, the Shared Facilities Agreement and all and any interest in any property now or hereafter granted to the Owner Trust pursuant to any provision of the Facility Site Lease, Facility Lease or the Facility Site Sublease; the EME Guarantee and each other Operative Document (other than the Tax Indemnity Agreement, the Reimbursement Agreement and the EME OP Guarantee) to which the Owner Trust is a party (the Undivided Interest, the Owner Trust's interest in any Components, the Owner Trust's interest in any fixtures, Improvements and the Ground Interest are collectively referred to as the "PROPERTY INTEREST" and the documents specifically referred to above in this paragraph (1) (excluding the Tax Indemnity Agreement, the
       Reimbursement Agreement and the EME OP Guarantee) are collectively referred to as the "INDENTURE ESTATE DOCUMENTS"), including, without limitation, (x) all rights of the Owner Trust or the Facility Lessee
       (to the extent assigned by the Facility Lessee to the Owner Trust) to receive any payments or other amounts or to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to make any demand or to take any other action under or in respect of any such document, to accept surrender or redelivery of the Property Interest or any part thereof, as well as all the rights, powers and remedies on the part of the Owner Trust or the Facility Lessee (to the extent assigned by the Facility Lessee to the Owner Trust), whether acting under any such document or by statute or at law or in equity or otherwise, arising out of any Lease Default or Lease Event of Default and (y) any right to restitution from the Facility Lessee, any sublessee or any other Person in respect of any determination of invalidity of any such document;

              (2) all rents, royalties, issues, profits, revenues, proceeds, damages, claims and other income from the property described in this Granting Clause, including, without limitation, all payments or proceeds payable to the Owner Trust as the result of the sale of the Property Interest or the lease or other disposition of the Property Interest, and all estate, right, title and interest of every nature whatsoever of the Owner Trust in and to such rents, issues, profits, revenues and other income and every part thereof (the "REVENUES");

              (3) all condemnation proceeds with respect to the Property Interest or any part thereof (to the extent of the Owner Trust's interest therein), and all proceeds (to the extent of the Owner Trust's interest therein) of all insurance maintained pursuant to Section 11 of the Facility Lease or otherwise;

              (4) all other property of every kind and description and interests therein now held or hereafter acquired by the Owner Trust pursuant to the terms of any Operative Document, wherever located;

              (5) all damages resulting from breach (including, without limitation, breach of warranty or misrepresentation) or termination of any of the Indenture Estate Documents or arising from bankruptcy, insolvency or other similar proceedings involving any party to the Indenture Estate Documents; and

              (6)    all proceeds of the foregoing;

       BUT EXCLUDING from the Indenture Estate all Excepted Payments, the rights to enforce and collect the same as set forth herein and all right title and interest of the Owner Trust in, to or under the EME OP Guarantee and SUBJECT TO the rights of the Owner Trust under Section 5.4 hereof.

       Concurrently with the delivery hereof, the Owner Trust is delivering to the Lease Indenture Trustee on behalf of itself and the other Holders from time to time the original executed counterpart of the Facility Lease to which a chattel paper receipt is attached.

       TO HAVE AND TO HOLD the Indenture Estate and all parts, rights, members and appurtenances thereof, to the use, benefit and on behalf of the Lease Indenture Trustee and the successors and permitted assigns of the Lease Indenture Trustee forever, and in fee simple as to all parts thereof constituting real property.

       This Indenture is intended to constitute a mortgage under the laws of the State of Illinois and a security agreement as required under the Uniform Commercial Code of the State of New York. This Indenture is given to secure the payment and performance of the Lessor Secured Obligations.

       PROVIDED HOWEVER, that if the principal, interest and any other amounts due in respect of all the Lessor Notes and all other amounts due the Holders at the time and in the manner required hereby and by the Lessor Notes, the Facility Lease and the Participation Agreement (but not including Excepted Payments) shall have been paid, then this Indenture shall be surrendered and cancelled and upon such surrender and cancellation the rights hereby and thereby granted and assigned shall terminate and cease and the Lease Indenture Trustee shall take such actions as are required to be taken by it pursuant to and as directed under
Section 7.1.

       Subject to the terms and conditions hereof (including, without limitation, Section 5.4), the Owner Trust does hereby irrevocably constitute and appoint the Lease Indenture Trustee the true and lawful attorney of the Owner Trust (which appointment is coupled with an interest) with full power (in the name of the Owner Trust or otherwise) to ask, require, demand and receive any and all moneys and claims for moneys (in each case, including, without limitation, insurance and requisition proceeds to the extent of the Owner Trust's interest therein and guaranteed amounts under the EME Guarantee but excluding in all cases Excepted Payments) due and to become due under or arising out of the Indenture Estate Documents and all other property which now or hereafter constitutes part of the Indenture Estate and, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings (other than in connection with the enforcement or collection of Excepted Payments) which the Lease Indenture Trustee may deem to be necessary or advisable. Pursuant to the Facility Lease, the Facility Lessee is directed to make all payments of Rent required to be paid or deposited with the Owner Trust (other than Excepted Payments) and all other amounts which are required to be paid to or deposited with the Owner Trust pursuant to the Facility Lease (other than Excepted Payments) directly to the Lease Indenture Trustee at such address or addresses as the Lease Indenture Trustee shall specify, for application as provided in this Indenture. Pursuant to the EME Guarantee, EME is directed to make all payments of Guaranteed Obligations (as defined in the EME Guarantee) (other than Excepted Payments) and all other amounts (other than Excepted Payments) which are required to be paid to or deposited with the Owner Trust pursuant to the EME Guarantee directly to the Lease Indenture Trustee at such address or addresses as the Lease Indenture Trustee shall specify, for application as provided in this Indenture. Further, the Owner Trust agrees that promptly on receipt thereof, it will transfer to the Lease Indenture Trustee any and all moneys from time to time received by it constituting part of the Indenture Estate, whether or not expressly referred to in the immediately preceding sentence, for distribution pursuant to this Indenture.

       It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner Trust shall remain liable under the Indenture Estate Documents to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Lease Indenture Trustee and the Holders shall have no obligation or liability under any thereof by reason of or arising out of the assignment hereunder, nor shall the Lease Indenture Trustee or the Holders be required or obligated in any manner, except as herein expressly provided, to perform or fulfill any obligations of the Owner Trust under or pursuant to any of the Indenture Estate Documents to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

       The Owner Trust agrees that at any time and from time to time, upon the written request of the Lease Indenture Trustee (acting on the instruction of any Holder) or any Holder, the Owner Trust will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents necessary to obtain the full benefits of the assignment hereunder and of the rights and powers herein granted; PROVIDED, HOWEVER, that the Owner Trust shall have no obligation to execute or deliver or to cause to be executed or delivered any further instruments or documents that would give the Lease Indenture Trustee or the Holders greater rights and powers than the rights and powers of the Owner Trust which have been granted herein.

       The Owner Trust does hereby warrant and represent that it has not assigned, pledged or granted a lien or security interest in, to or under, and hereby covenants that, so long as this Indenture shall remain in effect and the Lien hereof shall not have been released pursuant to Section 7.1 hereof, it will not assign, pledge or grant a lien or security interest in any of its estate, right, title or interest in, to or under, the Indenture Estate to anyone other than the Lease Indenture Trustee for the benefit of the Holders. The Owner Trust hereby further covenants that with respect to its estate, right, title and interest in, to or under the Indenture Estate, it will not, except as provided in this Indenture and except as to Excepted Payments, (i) and except as provided in Section 5.4 or 6.1 hereof, accept any payment from the Facility Lessee or any sublessee or EME or enter into any agreement amending, modifying or supplementing any of the Indenture Estate Documents, execute any waiver or modification of, or consent under, the terms of any of the Indenture Estate Documents or revoke or terminate any of the Indenture Estate Documents, (ii) settle or compromise any claim arising under any of the Indenture Estate Documents, or (iii) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Indenture Estate Documents to arbitration thereunder.

       Subject to Sections 5.4 or 6.1 hereof, the Owner Trust hereby ratifies and confirms its obligations under the Indenture Estate Documents and does hereby agree that it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of any of the Indenture Estate Documents or of any of the rights created by any thereof or the assignment (subject to the previous paragraph) hereunder.

       The Lease Indenture Trustee, for itself and its successors and permitted assigns, hereby agrees that it shall hold the Indenture Estate, in trust for the benefit and security of (i) the Holders of the Lessor Notes from time to time outstanding, without any priority of any one Lessor Note over any other except as herein otherwise expressly provided and (ii) the Lease Indenture Trustee, and for the uses and purposes and subject to the terms and provisions set forth in this Indenture.

       Accordingly, the Owner Trust, for itself and its successors and permitted assigns, agrees that all Lessor Notes are to be issued and delivered and that all property subject or to become subject hereto is to be held subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Owner Trust, for itself and its successors and permitted assigns, hereby covenants and agrees with the Lease Indenture Trustee, for the benefit and security of the Holders from time to time of the Lessor Notes from time to time outstanding and to protect the security of this Indenture, and the Lease Indenture Trustee agrees to accept the trusts and duties hereinafter set forth, as follows:


SECTION 1. DEFINITIONS

       Unless otherwise defined herein (including Annex A hereto), each capitalized term used in this Indenture and not otherwise defined herein shall have the respective meaning set forth in Appendix A to the Participation Agreement (T1) dated as of August 17, 2000 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "PARTICIPATION AGREEMENT") among the Facility Lessee, EME, the Owner Trustee, the Owner Trust, the Owner Participant, the Lease Indenture Trustee, and United States Trust Company of New York, as Pass Through Trustees, unless the context hereof shall otherwise require. The general provisions of Appendix A to the Participation Agreement shall apply to terms used in this Indenture and specifically defined herein.


SECTION 2. THE LESSOR NOTES

            SECTION 2.1 LIMITATION ON LESSOR NOTES. No Lessor Notes may be issued under the provisions of, or become secured by, this Indenture except in accordance with the provisions of this Section 2. The aggregate principal amount of the Lessor Notes which may be authenticated and delivered and outstanding at any one time under this Indenture shall be limited to the aggregate principal amount of the Initial Lessor Notes issued on the Closing Date to the Pass Through Trustees plus the aggregate principal amount of Additional Lessor Notes issued pursuant to Section 2.12 hereof.
            SECTION 2.2 INITIAL LESSOR NOTES. There are hereby created and established hereunder two series of Lessor Notes consisting of (a) Series A Lessor Notes in the aggregate principal amount of $100,900,000 with a final maturity date of July 2, 2009, in substantially the form set forth in Exhibit C to this Indenture (the "SERIES A LESSOR NOTES"), and (b) Series B Lessor Notes in the aggregate principal amount of $220,960,000 with a final maturity date of July 2, 2014, in substantially the form set forth in Exhibit D to this Indenture (the "SERIES B LESSOR NOTES" and, together with the Series A Lessor Notes, the "INITIAL LESSOR NOTES" or, individually, an "INITIAL LESSOR NOTE").

            SECTION 2.3 EXECUTION AND AUTHENTICATION OF LESSOR NOTES. Each Lessor Note issued hereunder shall be executed and delivered on behalf of the Owner Trust by one of its authorized signatories, be in fully registered form, be dated the date of original issuance of such Lessor Note and be in denominations of not less than $1,000. Any Lessor Note may be signed by a Person who, at the actual date of the execution of such Lessor Note, is an authorized signatory of the Owner Trust although at the nominal date of such Lessor Note such Person may not have been an authorized signatory of the Owner Trust. No Lessor Note shall be secured by or be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears thereon a certificate of authentication in the form contained in Exhibit E (or in the appropriate form provided for in any supplement hereto executed pursuant to
Section 2.13 hereof), executed by the Lease Indenture Trustee by the manual signature of one of its authorized officers, and such certificate upon any Lessor Note shall be conclusive evidence that such Lessor Note has been duly authenticated and delivered hereunder. The Lease Indenture Trustee shall authenticate and deliver the Series A Lessor Note and the Series B Lessor Note for original issue in the respective aggregate principal amount specified in
Section 2.2 hereof, upon a written order of the Owner Trust signed by the Owner Trustee. The Lease Indenture Trustee shall authenticate and deliver Subsequent Lessor Notes, upon a written order of the Owner Trust executed by the Owner Trustee and satisfaction of the conditions specified in Section 2.13 hereof. Such order shall specify the principal amount of the Subsequent Lessor Notes to be authenticated and the date on which the original issue of Subsequent Lessor Notes is to be authenticated.
            SECTION 2.4 ISSUANCE AND TERMS OF THE INITIAL LESSOR NOTES.
            (a) There shall be issued to the respective Pass Through Trustee the Series A Lessor Note and the Series B Lessor Note, as the case may be, dated the Closing Date. The aggregate amount of the Initial Lessor Notes shall be in the principal amount equal to the aggregate principal amount of the Lessor Notes purchased by the Pass Through Trustees from the Owner Trust pursuant to Section 2.1(c) of the Participation Agreement.

            (b) The principal amount of the Series A Lessor Note shall be due and payable in installments having a final payment date of July 2, 2009, and the principal amount of the Series B Lessor Note shall be due and payable in a series of installments having a final payment date of July 2, 2014. The principal of each series of Initial Lessor Notes shall be due and payable in installments on the respective dates (each such date a "PAYMENT DATE") and in the respective amounts set forth in Annex A attached to the respective Initial Lessor Note on the date of issuance and authentication thereof. Annex A to such Initial Lessor Note to the contrary notwithstanding, the last installment of principal of such Initial Lessor Note shall be equal to the then unpaid balance of the principal of such Initial Lessor Note. Each Initial Lessor Note shall bear interest on the principal from time to time outstanding, from and including the date of issuance thereof (computed on the basis of a 360-day year of twelve 30-day months) until paid in full at the rate set forth in such Initial Lessor Note. Each Initial Lessor Note shall accrue additional interest under the circumstances and at the rate per annum set forth in the second paragraph of each Initial Lessor Note. Interest on each Initial Lessor Note shall be due and payable in arrears semi-annually commencing on January 2, 2001, and on each January 2 and July 2 thereafter (each such date, an "INTEREST PAYMENT DATE") until paid in full. If any day on which principal, premium (including, without limitation, Make-Whole Premium), if any, or interest on the Initial Lessor Notes is payable is not a Business Day, payment thereof shall be made on the succeeding Business Day with the same effect as if made on the date on which such payment was due.

            (c) Interest (computed on the basis of a 360-day year of twelve 30-day months) on any overdue principal and, to the extent permitted by Applicable Law, on overdue interest or Make-Whole Premium shall be paid on demand at the Overdue Rate.

            SECTION 2.5 PAYMENTS FROM INDENTURE ESTATE ONLY; NO PERSONAL LIABILITY OF THE OWNER TRUST, THE OWNER PARTICIPANT OR THE LEASE INDENTURE TRUSTEE. Except as otherwise specifically provided in this Indenture and in the Participation Agreement, all payments to be made by the Lease Indenture Trustee in respect of the Lessor Notes or under this Indenture shall be made only from the Indenture Estate, and the Owner Trust shall have no obligation for the payment thereof except to the extent that there shall be sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Section 3 hereof, and the Owner Participant shall not have any obligation for payments in respect of the Lessor Notes or under this Indenture. The Lease Indenture Trustee and each Holder, by its acceptance thereof, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the Lease Indenture Trustee or such Holder, as the case may be, as herein provided and that, except as expressly provided in this Indenture or the Participation Agreement, none of the Owner Participant, the Owner Trust, the Trust Company, or the Lease Indenture Trustee shall be personally liable to such Holder or the Lease Indenture Trustee for any amounts payable hereunder, under such Lessor Note or for any performance to be rendered under any Indenture Estate Document or for any liability under any Indenture Estate Document. Without prejudice to the foregoing, the Owner Trust will duly and punctually pay or cause to be paid the principal of, premium (including, without limitation, Make-Whole Premium), if any, and interest on all Lessor Notes according to their terms and the terms of this Indenture. Nothing contained in this Section 2.5 limiting the liability of the Owner Trust shall derogate from the right of the Lease Indenture Trustee and the Holders to proceed against the Indenture Estate to secure and enforce all payments and obligations due hereunder and under the Indenture Estate Documents and the Lessor Notes.

            In furtherance of the foregoing, to the fullest extent permitted by law, each Holder (and each assignee of such Person), by its acceptance thereof, agrees, as a condition to its being secured under this Indenture, that neither it nor the Lease Indenture Trustee will exercise any statutory right to negate the agreements set forth in this Section 2.5.

            Nothing herein contained shall be interpreted as affecting the representations, warranties or agreements of the Owner Trust expressly made in its individual capacity set forth in the Participation Agreement or the Trust Agreement.

            SECTION 2.6 METHOD OF PAYMENT.
            (a) The Owner Trust shall maintain an office or agency where Lessor Notes may be presented for payment (the "PAYING AGENT"). The Owner Trust may have one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Owner Trust initially appoints the Lease Indenture Trustee as Paying Agent in connection with the Lessor Notes.

            (b) The Owner Trust shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Owner Trust shall require each Paying Agent (other than the Lease Indenture Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Lease Indenture Trustee all money held by the Paying Agent for the payment of principal of or interest on the Lessor Notes and shall notify the Lease Indenture Trustee of any default by the Owner Trust in making any such payment.

            (c) The principal of, premium (including, without limitation, Make-Whole Premium), if any, and interest on each Lessor Note shall be paid by the Lease Indenture Trustee in Dollars from amounts available in the Indenture Estate on the dates provided in the Lessor Notes by mailing a check for such amount, payable in New York Clearing House funds, to each Holder at the last address of each such Holder appearing on the Note Register, or by whichever of the following methods shall be specified by notice from a Holder to the Lease Indenture Trustee: (a) by crediting the amount to be distributed to such Holder to an account maintained by such Holder with the Lease Indenture Trustee, (b) by making such payment to such Holder in immediately available funds at the Lease Indenture Trustee Office, or (c) in the case of the Initial Lessor Notes and in the case of other Lessor Notes, if such Holder of such other Lessor Notes is the Pass Through Trustee, or a bank or other institutional investor, by transferring such amount in immediately available funds for the account of such Holder to the banking institution having bank wire transfer facilities as shall be specified by such Holder, such transfer to be subject to telephonic confirmation of payment. Any payment made under any of the foregoing methods shall be made without any presentment or surrender of such Lessor Note, unless otherwise specified by the terms of the Lessor Note, except that, in the case of the final payment in respect of any Lessor Note, such Lessor Note shall be surrendered to the Lease Indenture Trustee. All payments in respect of the Lessor Notes shall be made (i) as soon as practicable prior to the close of business on the date the amounts to be distributed by the Lease Indenture Trustee are actually received by the Lease Indenture Trustee if such amounts are received by 2:00 p.m., New York City time, on a Business Day, or (ii) on the next succeeding Business Day if received after such time or on any day other than a Business Day. One or more of the foregoing methods of payment may be specified in a Lessor Note. Prior to due presentment for registration of transfer of any Lessor Note, the Owner Trust and the Lease Indenture Trustee may deem and treat the Person in whose name any Lessor Note is registered on the Note Register as the absolute owner and holder of such Lessor Note for the purpose of receiving payment of all amounts payable with respect to such Lessor Note and for all other purposes, and neither the Owner Trust nor the Lease Indenture Trustee shall be affected by any notice to the contrary. All payments made on any Lessor
Note in accordance with the provisions of this Section 2.6 shall be valid and effective to satisfy and discharge the liability on such Lessor Note to the extent of the sums so paid and neither the Lease Indenture Trustee nor the Owner Trust shall have any liability in respect of such payment.

            SECTION 2.7 APPLICATION OF PAYMENTS. Each payment on any outstanding Lessor Note shall be applied, FIRST, to the payment of accrued interest (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) on such Lessor Note to the date of such payment, SECOND, to the payment of the principal amount of, and premium (including, without limitation, Make-Whole Premium), if any, on such Lessor Note then due (including any overdue installments of principal) thereunder and THIRD, to the extent permitted by Section 2.11 hereof, the balance, if any, remaining thereafter, to the payment of the principal amount of, and premium (including, without limitation, Make-Whole Premium), if any, on such Lessor Note. The order of application of payments prescribed by this Section 2.7 shall not be deemed to supersede any provision of Section 3 hereof regarding application of funds.

            SECTION 2.8 REGISTRATION, TRANSFER AND EXCHANGE OF LESSOR NOTES. The Owner Trust shall maintain an office or agency where Lessor Notes may be presented for registration of transfer or for exchange (the "REGISTRAR"). The Registrar shall keep a register of the Lessor Notes and of their transfer and exchange. The Owner Trust may have one or more co-registrars. The Owner Trust initially appoints the Lease Indenture Trustee as Registrar in connection with the Lessor Notes. The Lease Indenture Trustee shall maintain at the Lease Indenture Trustee Office a register in which it will provide for the registration, registration of transfer and exchange of Lessor Notes (such register being referred to herein as the "NOTE REGISTER"). If any Lessor Note is surrendered at said office for registration of transfer or exchange (accompanied by a written instrument of transfer duly executed by or on behalf of the holder thereof, together with the amount of any applicable transfer taxes), the Owner Trust will execute and the Lease Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, if any, one or more new Lessor Notes (subject to the limitations specified in Sections 2.3 and 2.15 hereof) in any denomination or denominations not prohibited by this Indenture, as requested by the Person surrendering the Lessor Note, dated the same date as the Lessor Note so surrendered and of like tenor and aggregate unpaid principal amount. Any Lessor Note or Lessor Notes issued in a registration of transfer or exchange shall be entitled to the same security and benefits to which the Lessor Note or Lessor Notes so transferred or exchanged were entitled, including, without limitation, rights as to interest accrued but unpaid and to accrue so that there will not be any loss or gain of interest on the Lessor Note or Lessor Notes surrendered. Every Lessor Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Lease Indenture Trustee duly executed by the Holder thereof or his attorney duly authorized in writing, and the Lease Indenture Trustee may require opinion of counsel as to compliance of any such transfer with the Securities Act. The Lease Indenture Trustee shall make a notation on each new Lessor Note of the amount of all payments of principal previously made on the old Lessor Note or Lessor Notes with respect to which such new Lessor Note is issued and the date on which such new Lessor Note is issued and the date to which interest on such old Lessor Note or Lessor Notes shall have been paid. The Lease Indenture Trustee shall not be required to register the transfer or exchange of any Lessor Note during the 15 days preceding the due date of any payment on such Lessor Note.
            SECTION 2.9 MUTILATED, DESTROYED, LOST OR STOLEN LESSOR NOTES. Upon receipt by the Owner Trust and the Lease Indenture Trustee of evidence satisfactory to each of them of the loss, theft, destruction or mutilation of any Lessor Note and, in case of loss, theft or destruction, of indemnity satisfactory to each of them, and upon reimbursement to the Owner Trust and the Lease Indenture Trustee of all reasonable expenses incidental thereto and payment or reimbursement for any transfer taxes, and upon surrender and cancellation of such Lessor Note, if mutilated, the Owner Trust will execute and the Lease Indenture Trustee will authenticate and deliver in lieu of such Lessor Note, a new Lessor Note, dated the same date as such Lessor Note and of like tenor and principal amount. Any indemnity provided by the holder on a Lessor Note pursuant to this Section 2.9 must be sufficient in the judgment of the Owner Trust and the Lease Indenture Trustee to protect the Owner Trust, the Lease Indenture Trustee, the Paying Agent, the Registrar and any co-registrar or co-paying agent from any loss which any of them may suffer if a Lessor Note is replaced.
       SECTION 2.10 OPTIONAL PURCHASE UPON LEASE EVENT OF DEFAULT. At any time
(i) while a Lease Event of Default shall have occurred and shall be continuing,
(ii) after the Lessor Notes
shall have become due and payable as provided in Section 4.4 hereof or (iii) the Lease Indenture Trustee shall have commenced the exercise of material remedies, the Owner Trust, the Owner Participant or an OP Guarantor may, but shall not be obligated to, at any time thereafter, elect to purchase all, but not less than all, of the Lessor Notes then outstanding, or all of the Lessor Notes then outstanding not held by the Facility Lessee or an Affiliate of the Facility Lessee, in accordance with the provisions of this Section 2.10. To exercise such election the Owner Trust, the Owner Participant or an OP Guarantor, as the case may be, shall give written notice thereof to the Lease Indenture Trustee and each Holder. Such notice shall designate a date which is not more than five (5) (nor less than three (3)) Business Days thereafter as the purchase payment date. Each Holder agrees that such Holder will, upon payment to such Holder in the manner provided for in Section 2.6 from the Owner Trust, the Owner
Participant or an OP Guarantor, as the case may be, of an amount equal to the aggregate unpaid principal amount of all Lessor Notes then held by such Holder, together with accrued and unpaid interest thereon to the date of payment thereof and all other sums then due and payable to such Holder hereunder and under the other Operative Documents (but excluding any Make-Whole Premium), forthwith sell, assign, transfer and convey to the Owner Trust, the Owner Participant or an OP Guarantor, as the case may be (without recourse, representation or warranty of any kind except for its own acts), all of the estate, right, title and interest of such Holder in and to the Indenture Estate, this Indenture, all Lessor Notes held by such Holder, the Participation Agreement and the other Operative Documents (excluding all estate, right, title and interest of such Holder under any of the foregoing to the extent such estate, right, title or interest is, with respect to an obligation not then due and payable or past due, with respect to any action, inaction or state of affairs occurring prior to such sale). The Owner Trust, the Owner Participant or an OP Guarantor, as the case may be, shall assume all of such Holder's obligations under the Participation Agreement and this Indenture arising subsequent to such sale (except to the extent such obligations relate solely to periods prior to such sale). If the Owner Trust, the Owner Participant or an OP Guarantor, as the case may be, shall so request, such Holder will comply with the provisions of Section 2.8 hereof to enable new Lessor Notes to be issued to the Owner Trust, the Owner
Participant or such OP Guarantor, as the case may be, in such authorized denominations (as provided in said Section 2.8) as the Owner Trust, the Owner Participant or such OP Guarantor, as the case may be, shall request. All charges and expenses required pursuant to Section 2.14 hereof in connection with the issuance of any such new Lessor Note pursuant to this Section 2.10 shall be borne by the Owner Trust, the Owner Participant or such OP
Guarantor, as the case may be. Any election to purchase the Lessor Notes under this Section 2.10 shall be irrevocable. For the avoidance of doubt, it is expressly understood and agreed that no Holder shall be obligated under this Section 2.10 to sell the Lessor Notes held by it unless such Holder shall have received on the specified payment date the full amount owing to such Holder under this Section 2.10.
       SECTION 2.11 MANDATORY PREPAYMENT.
       (a) Except as otherwise provided in Section 2.12(a), the Lessor Notes shall be prepaid by the Owner Trust in whole, together with accrued interest thereon to the date of prepayment, Make-Whole Premium (but only if, pursuant to Section 2.11(c), the payment of Make-Whole Premium is required to be made in connection with such prepayment), and all other amounts then payable hereunder, under the Lessor Notes and under the other Operative Documents to the Holders in immediately available funds in Dollars at the place and by the time and otherwise in the manner provided in Section 2.6, on the earliest of:

              (i)    if the Facility Lease is terminated pursuant to Section
       13.1 or 13.2 thereof, on the applicable Termination Date; or

              (ii)   if the Facility Lease is terminated pursuant to Section
       14.1 thereof, on the applicable Obsolescence Termination Date; or

              (iii) if the Facility Lease is terminated pursuant to Section 10.2(a) thereof, on the applicable Termination Date provided in Section 10.2(a) of the Facility Lease; or

              (iv) if the obligations represented by the Lessor Notes shall have been refinanced in whole but not in part pursuant to Section 14.2 of the Participation Agreement, on the date of such refinancing.

       (b) Unless the Facility Lease or the Participation Agreement requires the Facility Lessee to give notice to the Lease Indenture Trustee of the event giving rise to a mandatory prepayment, the Owner Trust shall give a notice of prepayment (subject to revocation as provided below) under this Section 2.11 to the Lease Indenture Trustee (and the Lease Indenture Trustee shall thereupon promptly deliver such notice to each Holder) in the manner specified in Section
7.6 promptly after the Owner Trust shall have received written notice from the Facility Lessee of any event giving rise to a mandatory prepayment pursuant to
Section 2.11(a) hereof. Any such notice of prepayment shall specify (i) that it is a notice of prepayment given pursuant to this Section 2.11, (ii) the date fixed for such prepayment, (iii) the clause of Section 2.11(a) hereof under which such prepayment is to be made, and (iv) the amount of and interest on each Lessor Note to be prepaid pursuant to Section 2.11(a) and the amount of the Make-Whole Premiums, if any. Any such notice given under this Section 2.11 by the Owner Trust may be withdrawn to the same extent as the corresponding notice under the Facility Lease or the Participation Agreement, as the case may be.

       (c) Make-Whole Premium shall be payable in connection with any mandatory prepayment of the Lessor Notes pursuant to this Section 2.11 if (i) such mandatory prepayment is required as a result of a termination of the Facility Lease pursuant to Section 14.1(a)(ii), (b) or (c) thereof or (ii) the obligations evidenced by the Lessor Notes shall have been refinanced pursuant to
Section 14.2 of the Participation Agreement. Make-Whole Premium shall not be payable in connection with any mandatory prepayment of the Lessor Notes pursuant to this Section 2.11 if such mandatory prepayment is required as a result of a termination of the Facility Lease pursuant to Section 10.2(a), 13.1, 13.2 or 14.1(a)(i) thereof.

       (d) Except as otherwise expressly provided in this Indenture, the Lessor Notes may not be prepaid in whole or in part.

       SECTION 2.12  ASSUMPTION OF LESSOR NOTES.
       (a) Upon the occurrence of (x) a Midwest Assumption Event, the Facility Lessee may notify, or (y) an Owner Participant Assumption Event, the Owner Participant may notify, in either case, the Lease Indenture Trustee of its intention to assume the Lessor Notes pursuant to and in accordance with this
Section 2.12. Upon receipt by the Lease Indenture Trustee of such notice, notwithstanding anything herein or in any other Operative Document to the contrary, neither the Lease Indenture Trustee nor any Holder shall be entitled to exercise any remedy under Section 4.4 or 4.5 hereof or under Section 17.1 of the Facility Lease relating to the event giving rise to such assumption until the earlier to occur of (x) the date on which, pursuant to this Section 2.12, all of the Lessor Notes have been assumed by an Eligible Successor and (y) the date falling 30 days after the Lease Indenture Trustee's receipt of such notice; PROVIDED, that, if an Owner Participant Assumption Event of the type specified in clause (a) of the definition thereof shall have occurred and prior to the end of such 30-day period the Owner Participant shall have cured, pursuant to Section 4.3 hereof, the Lease Event of Default giving rise to such Owner Participant Assumption Event, then, solely for purposes of this Section 2.12, such Owner Participant Assumption Event shall be deemed to be continuing for a period not to exceed 90 days following the effective date of such cure so long as during such 90-day period no other Lease Indenture Event of Default shall occur and remain uncured; PROVIDED, FURTHER, that, notwithstanding anything to the contrary contained herein, such 90-day period and the 60-day period referred to clauses (vi) and
(vii) below shall run concurrently and not consecutively. In the event of the occurrence of an Assumption Event and upon receipt by the Lease Indenture Trustee of the documents listed below, all the obligations and liabilities of the Owner Trust under this Indenture and each Lessor Note shall be assumed by an Eligible Successor and, in the case of a Midwest Assumption Event, the Owner Trust shall be released and discharged without further act or formality whatsoever from all obligations and liabilities under this Indenture and each Lessor Note:

              (i) a duly executed Assumption Agreement substantially in the form of Exhibit F to this Indenture;

              (ii) an opinion of counsel to the Eligible Successor (with customary qualifications and limitations), addressed to the Lease Indenture Trustee and the Holders of the Lessor Notes, to the effect that
       (A) the Eligible Successor is duly organized or formed, validly existing and in good standing in the jurisdiction of its organization or formation and is qualified to do business in each jurisdiction where the nature of its business requires qualification, (B) the Assumption Agreement and each other instrument, document or agreement executed and delivered by the Eligible Successor in connection with the assumption contemplated by the Assumption Agreement (collectively, the "ASSUMPTION DOCUMENTS") have been duly authorized, executed and delivered by the Eligible Successor,
       (C) each Assumption Document and the assumption contemplated thereby do not contravene (1) the Organic Documents of the Eligible Successor, (2) any Contractual Obligation of the Eligible Successor or (3) Requirements of Law, (D) no Governmental Approval is necessary or required in connection with any Assumption Document or the assumption contemplated thereby (or, if any such Governmental Approval is necessary or required, that the same has been duly obtained and is final and in full force and effect and any period for the filing of notice of rehearing or application for judicial review of the issuance of such Governmental Approval has expired without any such notice or application having been made), (E) each Assumption Document is a legal, valid and binding obligation of the Eligible Successor, enforceable in accordance with its terms (except as limited by bankruptcy, insolvency or similar laws of general application affecting the enforcement of creditors' rights generally and equitable principles), (F) the Eligible Successor is not
       (1) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended or (2) subject to regulation under PUIICA except pursuant to Section 9(a)(2) or Section 32 thereof and (G) to the knowledge of such counsel there is no pending or threatened, action, suit, investigation or proceeding against the Eligible Successor that questions the validity of any Assumption Document or the assumption contemplated thereby or which, if adversely determined, would have a material adverse effect on the ability of the Eligible Successor to perform its obligations under any Assumption Document;

              (iii) copies of all Governmental Approvals (if any) referred to in the opinion of counsel referred to in clause (ii) above;

              (iv) a supplement to this Indenture which shall, among other things, (A) in the case of a Midwest Assumption Event, confirm the release of the Owner Trust thereby effected and (B) contain provisions appropriately amending this Indenture: (1) to reflect the fact that the obligations of the Owner Trust under this Indenture have been assumed directly by the Eligible Successor; (2) in the case of an Owner Participant Assumption Event, (x) to include covenants of the Eligible Successor substantially the same as the covenants of the Facility Lessee under the Facility Lease, covenants of the Eligible Successor substantially similar to the covenants of the Facility Lessee and EME under the Participation Agreement to the extent that such covenants relate to the use, operation or maintenance of the Facility, new Indenture Events of Defaults substantially the same as Sections 16(h) and
       (k) of the Facility Lease relating to the Eligible Successor and a new Indenture Event of Default based upon default by the Eligible Successor in the performance by the Eligible Successor of its covenants (other than payment obligations) set forth in the rated, long-term, unsecured indebtedness of the Eligible Successor that has resulted in, or, after giving effect to applicable grace periods, would permit, the acceleration of the maturity of such indebtedness, (y) to delete Section 4.2(a) hereof and all related references herein to a Lease Event of Default and (z) to reflect a modification of Section 5.04 so as to permit the Eligible Successor (to the exclusion of the Lease Indenture Trustee) to exercise all rights of the Owner Trust under the Facility Lease and (3) as otherwise necessary to reflect the foregoing provisions and preserve, protect and maintain the Lien on the Indenture Estate;

              (v) a certificate of an Authorized Officer of the Eligible Successor stating that (A) the conditions precedent required by this Indenture for such assumption have been complied with, (B) there is no pending or, to the knowledge of such Eligible Successor, threatened, action, suit, investigation or proceeding against the Eligible Successor that questions the validity of any Assumption Document or the assumption contemplated thereby or which, if adversely determined, would have a material adverse effect on the ability of the Eligible Successor to perform its obligations under any Assumption Document and (C) after giving effect to the assumption by the Eligible Successor, (1) no Lease Indenture Default or Lease Indenture Event of Default has occurred and is continuing (taking into account any cure effected pursuant to Section 4.3 hereof), (2) each representation and warranty of the Eligible Successor or any of its Affiliates set forth in this Indenture and each other Operative Document to which it or any of its Affiliates is a party is true and correct in all material respects and (3) the Eligible Successor is not insolvent within the meaning of any applicable preferential transfer, fraudulent conveyance or bankruptcy law;

              (vi) ratings letters from each of Moody's and S&P to the effect that, after giving effect to such assumption, the rating of the long-term, unsecured senior Indebtedness of the Eligible Successor shall be at least Baa2 by Moody's and BBB by S&P; PROVIDED that if, immediately prior to the assumption of such Lessor Notes, the long-term, unsecured senior Indebtedness of the Eligible Successor is not rated by Moody's and S&P or such Indebtedness of the Eligible Successor is rated Baa2 or better by Moody's and BBB or better by S&P then, subject to clause
       (vii)(A)(3) of this Section 2.12(a), the Eligible Successor shall not be required to deliver such ratings letters as a condition precedent to consummating such assumption; and

              (vii) in the case of an Owner Participant Assumption Event where immediately prior to the assumption of such Lessor Notes either (A) the long-term, unsecured senior Indebtedness of the Eligible Successor is not rated by Moody's and S&P or (B) such Indebtedness of the Eligible Successor is rated by Baa2 or better by Moody's and BBB or better by S&P, but such Eligible Successor has not delivered ratings letters that reflect the assumption of the Lessor Notes by such Eligible Successor, a supplement to this Indenture which shall effect the following modifications to the terms of each Lessor Note: (I) for the period commencing on and including the effective date of such assumption and ending on but not including the earlier to occur of (x) the date falling 60 days after such effective date and (y) the date on which initial ratings of the long-term, unsecured senior Indebtedness of the Eligible Successor are issued by each of Moody's and S&P or the date on which such Eligible Successor has delivered ratings letters that reflect the assumption of the Lessor Notes by such Eligible Successor, the interest rate payable on such Lessor Notes shall increase (in addition to the interest rate thereon in effect immediately prior to the effective date of such assumption) and additional interest reflecting such increase shall accrue with respect to such Lessor Notes at the rate of 0.50% per annum and (II) Section 4.2 hereof shall be amended to provide that it shall be a "Lease Indenture Event of Default" hereunder if (w) the initial rating on the long-term, unsecured senior Indebtedness of the Eligible Successor giving effect to such assumption from Moody's shall be lower than Baa2, (x) such initial rating from S&P shall be lower than BBB, (y) such initial ratings shall not have been issued by either of Moody's or S&P on or before the date falling 60 days after the effective date of such assumption or (z) the Eligible Successor has failed to deliver, on of before the date falling 60 days after the effective date of such assumption, ratings letters from each of S&P and Moody's to the effect that, after giving effect to such assumption of the Lessor Notes by such Eligible Successor, the rating on the long-term, unsecured senior Indebtedness of such Eligible Successor is at least equal to Baa2 by Moody's and BBB by S&P.

       (b) The credit rating requirements set out in clause (vi) of Section 2.12(a) hereof shall be deemed to have been satisfied with respect to an Eligible Successor if (i) the obligations of such Eligible Successor hereunder and in respect of the Lessor Notes shall have been guaranteed pursuant to an instrument in writing reasonably acceptable to each Holder by a Person that would qualify as an "Eligible Successor" hereunder whose long-term unsecured Indebtedness is rated Baa2 or better by Moody's and BBB or better by S&P at the time required under said clause (vi); and (ii) in addition to the documents required to be delivered under Section 2.12(a) hereof, the Lease Indenture Trustee shall have received on the effective date of such assumption each of the documents specified in clauses (ii), (iii) and (v) of Section 2.12(a) hereof as to such Person with respect to such guarantee.

       (c) Notice of any assumption of Lessor Notes shall be given by the Lease Indenture Trustee to the Holders as promptly as practicable after the Lease Indenture Trustee has received written notice thereof in accordance with the first sentence of Section 2.12(a) hereof.

       SECTION 2.13  SUBSEQUENT LESSOR NOTES.
       (a) The Owner Trust may, subject to the conditions hereafter provided in this Section 2.13, issue additional Lessor Notes ("SUBSEQUENT LESSOR NOTES") under and secured by this Indenture, at any time or from time to time for the purpose of (i) providing funds for a Supplemental Financing pursuant to Section
14.1 of the Participation Agreement (Subsequent Lessor Notes issued for such purpose, the "ADDITIONAL LESSOR NOTES") or (ii) refinancing the Lessor Notes or other Subsequent Lessor Notes pursuant to Section 14.2 of the Participation Agreement (Subsequent Lessor Notes issued for such purpose, the "NEW LESSOR NOTES").

       (b) Before any Subsequent Lessor Notes shall be issued under the provisions of this Section 2.13, the Facility Lessee shall have delivered to the Owner Trust, not less than 5 days nor more than 60 days (or in the case of a Supplemental Financing under Section 14.1 of the Participation Agreement, 90 days) prior to the proposed date of issuance of such Subsequent Lessor Notes, a request and authorization to issue such Subsequent Lessor Notes, which request and authorization shall (i) contain the proposed date of issuance of such Lessor Notes and the terms thereof and (ii) include a certification by the Facility Lessee that the terms of such Lessor Notes are in compliance with this Section
2.13 and Section 14.1 or 14.2 of the Participation Agreement, as the case may be. Such Subsequent Lessor Notes shall have a designation so as to distinguish such Subsequent Lessor Notes from the Lessor Notes theretofore issued, be dated their respective dates of issuance, bear interest at such rates (which may be either fixed or floating) as shall be agreed between the Facility Lessee and the Owner Trust, and shall be stated to be payable by their terms not later than the latest date permitted therefor under Section 14.1 or 14.2 of the Participation Agreement. The Subsequent Lessor Notes shall not be subject to (i) prepayment except as provided in Section 2.11 hereof, (ii) purchase by the Facility Lessee, the Owner Trust, the Owner Participant, an OP Guarantor or any Affiliate of any of them other than as provided in Section 2.10 hereof or (iii) assumption by any Person except as provided in Section 2.12 hereof.

       (c) Except as to any differences in the maturity dates of the Subsequent Lessor Notes or the rate or rates of interest thereon, such Subsequent Lessor Notes shall be on a parity with, and shall be entitled to the same benefits and security of this Indenture, as the other Lessor Notes issued pursuant to the terms hereof.

       (d) The terms, provisions and designations of such Subsequent Lessor Notes shall be set forth in a supplement to this Indenture executed by the Owner Trust and the Lease Indenture Trustee. Such Subsequent Lessor Notes shall be executed, delivered and registered as provided in this Indenture, but before such Subsequent Lessor Notes shall be delivered and registered there shall be filed with the Lease Indenture Trustee, in addition to other documents and certificates required by this Section 2.13, the following, all of which shall be dated as of the date of the supplement to this Indenture:

              (i) a copy of such supplement (which shall include the form of such series of Subsequent Lessor Notes);

              (ii) in the event that, in accordance with Section 7.1 hereof, a replacement Lease Indenture Trustee has been appointed in connection with the issuance of such series of Lessor Notes, evidence of the acceptance of such replacement Lease Indenture Trustee of such appointment;

              (iii) unless the Subsequent Lessor Notes will, upon issuance, be the only Lessor Notes outstanding, UCC lien searches, supplemental title reports and such other evidence that may be reasonably required by the Lease Indenture Trustee demonstrating that no impairment exists to the first-priority perfected lien and security interest in the Indenture Estate;

              (iv) an officer's certificate of an Authorized Officer of the Facility Lessee stating that (A) no Lease Default has occurred and is continuing, (B) the conditions in respect of the issuance of such Subsequent Lessor Notes contained in this Section 2.13 have been satisfied, (C) Basic Lease Rent and the Termination Value are calculated to be sufficient to pay all the outstanding Lessor Notes, after taking into account the issuance of such Subsequent Lessor Notes and any related prepayment of Lessor Notes theretofore outstanding and (D) all conditions to the Supplemental Financing or refinancing contained in Section 14.1 or
       14.2 of the Participation Agreement or in any other provision of the Operative Documents have been satisfied;

              (v) an officer's certificate of the Owner Trust stating that no Lease Indenture Default has occurred and is continuing;

              (vi) an opinion of counsel to the Owner Trust that the Subsequent Lessor Notes and the supplement to this Indenture have been duly authorized, executed and delivered by the Owner Trust and constitute the legal, valid and binding obligations of the Owner Trust enforceable in accordance with their terms; and

              (vii) an opinion of counsel, which may be counsel to the Facility Lessee, that all conditions of this Section 2.13 to the issuance of Subsequent Lessor Notes have been satisfied.

       SECTION 2.14 PAYMENT OF EXPENSES ON TRANSFER. Upon the issuance of a new Lessor Note or Lessor Notes pursuant to Section 2.8 or 2.9 hereof, the Owner Trust or the Lease Indenture Trustee may require from the party requesting such new Lessor Note or Lessor Notes payment of a sum to reimburse the Owner Trust and the Lease Indenture Trustee for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or governmental charge paid or payable by the Owner Trust or the Lease Indenture Trustee.
       SECTION 2.15 RESTRICTIONS OF TRANSFER RESULTING FROM FEDERAL SECURITIES LAWS; LEGEND. Each Lessor Note shall be delivered to the initial Holder thereof without registration of such Lessor Note under the Securities Act and without qualification of this Indenture under the Trust Indenture Act of 1939, as amended. Prior to any transfer of any such Lessor Note, in whole or in part, to any Person, the Holder thereof shall furnish to the Facility Lessee, the Lease Indenture Trustee and the Owner Trust an opinion of counsel, which opinion and which counsel shall be reasonably satisfactory to the Lease Indenture Trustee, the Owner Trust and the Facility Lessee, to the effect that such transfer will not violate the registration provisions of the Securities Act or require qualification of this Indenture under the Trust Indenture Act of 1939, as amended, and all Lessor Notes issued hereunder shall be endorsed with a legend which shall read substantially as follows:

       THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH REGISTRATION IS IN EFFECT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.
       SECTION 2.16 SECURITY FOR AND PARITY OF LESSOR NOTES. All Lessor Notes issued and outstanding hereunder shall rank on a parity with each other and shall as to each other be secured equally and ratably by this Indenture, without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance or otherwise.
       SECTION 2.17 ACCEPTANCE OF THE LEASE INDENTURE TRUSTEE. Each Holder, by its acceptance of a Lessor Note, shall be deemed to have consented to the appointment of the Lease Indenture Trustee.
       SECTION 2.18 TAXES; WITHHOLDING. Without limiting the indemnification obligations of EME under Section 12.1 or 12.2 of the Participation Agreement, if any amount of principal, interest or other amounts payable with respect to this Indenture or any Lessor Note becomes subject to any withholding Tax, the Owner Trust shall withhold such Tax and the Owner Trust shall pay to each Holder such additional amount so that the net amount actually received by such Holder, after reduction for such withholding Tax, shall be on an After-Tax Basis equal to the full amount otherwise due and payable without regard to whether EME pays such Tax under the Participation Agreement; PROVIDED, that, notwithstanding the foregoing, the Owner Trust shall be required to pay such additional amounts only if and to the extent that (i) EME is required to indemnify the Holder for such withholding amount under Section 12.1 or 12.2 of the Participation Agreement and
(ii) EME has not paid such amount within three days after notice of nonpayment; PROVIDED, FURTHER, that, the Owner Trust shall, upon such payment to such Holder, be subrogated to the rights of the Holder in respect thereof following payment in full to such Holder of all amounts due and owing to it under Section
12.1 or 12.2 of the Participation Agreement with respect to such withholding Taxes. If any amount of principal, interest or other amount payable with respect to this Indenture or any Lessor Note becomes subject to any withholding Tax and EME is not required to indemnify the Holder for such withholding amount under
Section 12.1 or 12.2 of the Participation Agreement, the Owner Trust shall withhold such Tax and the Owner Trust shall pay to such Holder the amount of such principal, interest or other amount net of such withheld Tax.

SECTION 3. RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM INDENTURE ESTATE

       SECTION 3.1 DISTRIBUTION PRIOR TO LESSOR LOAN EVENT OF DEFAULT.
       (a) Except as otherwise provided in Section 3.2 or 3.3 of this Indenture, each installment of Basic Lease Rent and any payment of Supplemental Lease Rent constituting interest on overdue installments of Basic Lease Rent received by the Lease Indenture Trustee shall be distributed by the Lease Indenture Trustee in the following order of priority:

                     FIRST, so much of such amounts as shall be required to pay in full the aggregate principal and accrued interest (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, on overdue interest) then due and payable under the Lessor Notes shall be distributed to the Holders ratably, without priority of any Holder over any other Holder, in the proportion that the amount of such payment then due and payable under each such Lessor Note bears to the aggregate amount of the payments then due and payable under all such Lessor Notes; and

                     SECOND, the balance, if any, of such amounts remaining shall be distributed to the Owner Trust for distribution by it in accordance with the terms of the Trust Agreement; PROVIDED, HOWEVER, that if a Lease Indenture Event of Default shall have occurred and be continuing, then such balance shall not be distributed as provided in this clause "SECOND" but shall be held by the Lease Indenture Trustee as part of the Indenture Estate until the earliest to occur of: (i) receipt by the Lease Indenture Trustee of written notice from the Required Holders stating that all Lease Indenture Events of Default shall have been cured or waived, in which event such balance shall be distributed as provided in this clause "SECOND," (ii) receipt by the Lease Indenture Trustee of written notice from the Required Holders stating that Section
       3.3 hereof shall be applicable, in which event such balance shall be distributed in accordance with the provisions of said Section 3.3, or
       (iii) unless the Lease Indenture Trustee shall have commenced to exercise material remedies pursuant to Section 4.4 hereof, such Lease Indenture Event of Default shall have continued for a period of 180 days (such period to be extended if and for so long as the Lease Indenture Trustee shall be precluded by operation of law or by any judgment or order of any court or regulatory body of competent jurisdiction from exercising remedies under Section 4 hereof), in which event such balance shall be distributed as provided in this clause "SECOND" and so long as the Lease Indenture Trustee shall have failed to commence to exercise material remedies pursuant to Section 4.4 hereof in respect thereof such Lease Indenture Event of Default shall not thereafter be the basis of a retention of any amount under this proviso.

       SECTION 3.2 PAYMENTS FOLLOWING EVENT OF LOSS OR OTHER EARLY TERMINATION.
       (a) Except as otherwise provided in Section 3.3 hereof, any payment received by the Lease Indenture Trustee with respect to a prepayment arising pursuant to Section 2.11(a) hereof shall be distributed by the Lease Indenture Trustee in the following order of priority: FIRST, as provided in clause "SECOND" of Section 3.3 hereof; SECOND, as provided in clause "THIRD" of Section
3.3 hereof (but including all Make-Whole Premium (if any) due in respect thereof required to be paid in accordance with Sections 2.11(a) and (c) hereof); THIRD, to reimburse such Holder (to the extent not previously reimbursed) for any reasonable out-of-pocket costs or expenses incurred in connection with such prepayment; and FOURTH, as provided in clause "FIFTH" of Section 3.3 hereof.

       (b) Except as otherwise provided in Section 3.2(a) or 3.3 hereof, any amounts received directly or indirectly from any Governmental Authority or insurer or other party not as a result of an Event of Loss or pursuant to any provision of Section 10.3, Section 10.5 or Section

11 of the Facility Lease shall be applied as provided in the applicable provisions of the Facility Lease and, if and to the extent that any portion of such amounts are required to be held for the account of the Facility Lessee and are not at the time required to be paid to the Facility Lessee pursuant to the applicable provisions of Section 10.3, Section 10.5 or
Section 11 of the Facility Lease, shall be promptly paid to (if not initially paid directly to the Lease Indenture Trustee) and, thereafter, held by, the Lease Indenture Trustee as security for the obligations of the Facility Lessee under the Facility Lease, and at such time as the Lease Indenture Trustee shall have received written notice from the Facility Lessee (i) stating that the conditions specified in the Facility Lease for payment of such amounts to the Facility Lessee shall have been satisfied and (ii) setting out the portion of such amounts so held by the Lease Indenture Trustee to be paid to the Facility Lessee, the Lease Indenture Trustee shall pay to the Facility Lessee the amount specified in such notice.

       SECTION 3.3 PAYMENTS AFTER LEASE INDENTURE EVENT OF DEFAULT. Notwithstanding Section 2.7 hereof, (a) if, during the continuance of a Lease Indenture Event of Default, the Lease Indenture Trustee (acting on the instruction of the Required Holders) has elected to pursue remedies in respect thereof or (b) the entire principal amount of the Lessor Notes shall have become due and payable as provided herein, all payments (other than Excepted Payments) received by the Lease Indenture Trustee in respect of, all amounts (other than Excepted Payments) held or realized by the Lease Indenture Trustee upon, and all other payments or amounts (other than Excepted Payments) held by the Lease Indenture Trustee as part of, the Indenture Estate shall be promptly distributed in the following order of priority:
              FIRST, to the Lease Indenture Trustee, so much of such payments or amounts as shall be required to reimburse the Lease Indenture Trustee for any amounts payable to it under Section 12.1 of the Participation Agreement and not previously paid to the Lease Indenture Trustee pursuant to Section 3.4 hereof;

              SECOND, so much of such payments or amounts, as shall be required to pay to the Holders all amounts payable to the Holders pursuant to the Operative Documents, including, without limitation, the indemnification provisions of Sections 12.1 and 12.2 of the Participation Agreement, but excluding principal and interest on the Lessor Notes, shall be distributed to the Holders as their interests may appear, and if the aggregate amount shall be insufficient to pay all such amounts in full, such amount shall be distributed ratably, without priority of any Holder over any other Holder, in the proportion that the aggregate amount due each such Holder under this clause "SECOND" bears to the aggregate amount due to all such Holders under this clause "SECOND";

              THIRD, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Lessor Notes and accrued but unpaid interest thereon to the date of distribution (as well as any interest on overdue principal and, to the extent permitted by Requirements of Law, overdue interest at the Overdue
       Rate), shall be distributed to the Holders, and if the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then such distribution shall be made, ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Lessor Notes held by each such Holder, plus the accrued but unpaid interest thereon to the date of distribution, bears to the aggregate unpaid principal amount of all Lessor Notes, plus the accrued but unpaid interest thereon to the date of distribution;

              FOURTH, to the Holders (other than the Facility Lessee or any Affiliate thereof), so much of such payments or amounts as shall be required to reimburse each such Holder for any tax, expense, charge or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon, the tolls, rents, revenues, issues, products and profits of the Indenture Estate pursuant to Section 4.5 (b) hereof) incurred by such Holder (to the extent not previously reimbursed) under the Operative Documents, including, without limitation, the expenses of any sale, taking or other proceeding, reasonable attorneys' fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by such Holder in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by such Holder, liquidated or otherwise, upon such Lease Indenture Event of Default shall be applied by such Holder in reimbursement of such expenses; and

              FIFTH, the balance, if any, of such payments or amounts remaining thereafter shall be paid to the Owner Trust for distribution in accordance with the terms of the Trust Agreement.

              SECTION 3.4 CERTAIN PAYMENTS.
              (a) Except as otherwise provided in this Indenture, any payments received by the Lease Indenture Trustee or any Holder for which provision as to the application thereof is made in any other Operative Document shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of such Operative Document.

              (b) The Owner Trust hereby agrees that if, at any time during the term of this Indenture, it receives from the Facility Lessee, EME or any Affiliate of any of them any amount or payment (other than Excepted Payments) described in Section 3.4(c) hereof, it shall hold such amount or payment in trust for the benefit of the Lease Indenture Trustee and promptly pay such amount or payment to the Lease Indenture Trustee. The Owner Trust further agrees that the obligation to remit such amount or payment shall be secured by this Indenture.

              (c) Any payment of Supplemental Lease Rent received by the Owner Participant or the Lease Indenture Trustee pursuant to the fourth sentence of Section 4.3 hereof shall, so long as no Lease Indenture Event of Default shall have occurred and be continuing, and except to the extent applied as provided in Section 3.3 hereof, be retained by, or promptly distributed to, the Owner Participant. Notwithstanding anything to the contrary in this Section 3 and without regard to whether a Lease Indenture Event of Default shall have occurred and be continuing, all Excepted Payments specified as such in writing by the payor or clearly described as such by the payor, or which to the actual knowledge of an Authorized Officer of the Lease Indenture Trustee constitute Excepted Payments and received by the Lease Indenture Trustee shall be paid by the Lease Indenture Trustee forthwith to the Person or Persons entitled thereto.

            SECTION 3.5 OTHER PAYMENTS. Any payments in respect of the Indenture Estate received by the Lease Indenture Trustee no provision for the application of which is made in the Facility Lease or in another Operative Document or elsewhere in this Indenture shall (i) to the extent received or realized at any time prior to the payment in full of all obligations to the Holders secured by the Lien of this Indenture, be deposited into the Lease Indenture Trustee's Account, and thereafter applied to the payment of principal, interest, Make-Whole Premium and other amounts as and when such principal, interest, Make-Whole Premium or other amounts come due pursuant to priority "FIRST" specified in Section 3.1 hereof or, if applicable at such time, pursuant to Section 3.2 or 3.3 hereof and (ii) to the extent received or realized at any time after payment in full of all obligations to the Holders secured by the Lien of this Indenture, in the following order of priority: FIRST, to reimburse the Lease Indenture Trustee and the Holders (to the extent not previously reimbursed) for any reasonable out-of-pocket costs or expenses to which it is entitled to reimbursement pursuant to an Operative Document; and SECOND, in the manner provided in clause "FIFTH" of Section 3.3 hereof.
            SECTION 3.6 MANNER OF PAYMENT TO THE OWNER TRUST. Any amounts distributed hereunder by the Lease Indenture Trustee to the Owner Trust shall be paid by the Lease Indenture Trustee to the Owner Trust by wire transfer of funds of the type received by the Lease Indenture Trustee at such offices and to such account or accounts of such entity or entities as shall be designated in advance by written notice from the Owner Trust to the Lease Indenture Trustee from time to time. The Lease Indenture Trustee shall, whether or not the Lien of this Indenture shall have been discharged in accordance herewith, act as paying agent for the Owner Trust, in connection with the Lease Indenture Trustee's duties to make distributions to or for the benefit of the Owner Trust pursuant to this
Section 3 and to accept all revenues, payments, securities, investments and other amounts received by the Lease Indenture Trustee and to be distributed to the Owner Trust pursuant thereto or held in trust for the benefit of the Owner Trust pursuant to the terms of this Indenture. The Owner Trust hereby notifies and instructs the Lease Indenture Trustee that unless and until the Lease Indenture Trustee receives written notice to the contrary from the Owner Trust, all amounts to be distributed to the Owner Trust pursuant to clause "SECOND" of
Section 3.1 hereof shall be distributed by wire transfer of funds of the type received by the Lease Indenture Trustee to the Owner Participant. In the event that the Lease Indenture Trustee is unable to distribute any amounts to the Owner Trust or the Owner Participant on the same day such amounts are received by the Lease Indenture Trustee, the Lease Indenture Trustee agrees that such amounts shall be held in trust for the benefit of the Owner Trust or the Owner Participant, as the case may be, and shall be invested by the Lease Indenture Trustee for and at the expense and risk of the Owner Trust or the Owner Participant, as the case may be, in Permitted Investments identified in written instructions to the Lease Indenture Trustee from the Owner Trust or the Owner Participant, as the case may be, if such investments are reasonably available.
            SECTION 3.7 INVESTMENT OF AMOUNTS HELD BY LEASE INDENTURE TRUSTEE. Any amounts held by the Lease Indenture Trustee pursuant to the proviso to clause "SECOND" of Section 3.1 hereof, pursuant to Section 3.2 hereof, or pursuant to Section 10 or 11 of the Facility Lease shall be invested by the Lease Indenture Trustee from time to time in Permitted Investments identified in written instructions to the Lease Indenture Trustee from the Owner Trust, at the expense of the Owner Trust, or, so long as no Lease Event of Default shall have occurred and be continuing, from the Facility Lessee acting on behalf of the Owner Trust, at the expense of the Facility Lessee, if such investments are reasonably available. Unless otherwise expressly provided in this Indenture, any income realized as a result of any such investment and any payments by the Facility Lessee pursuant to the Facility Lease in respect of any losses or expenses, net of the Lease Indenture Trustee's reasonable fees and expenses in making such investment, shall be held and applied by the Lease Indenture Trustee in the same manner as the principal amount of such investment is to be applied, and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Lease Indenture Trustee shall not be liable for any loss resulting from any investment required to be made by it under this Indenture other than by reason of its willful misconduct or gross negligence as determined by a court of competent jurisdiction in receiving, handling or disbursing funds, and any such investment may be sold (without regard to its maturity) by it without instructions whenever it reasonably believes such sale is necessary to make a distribution required by this Indenture.
            SECTION 3.8 ESTABLISHMENT OF THE LEASE INDENTURE TRUSTEE'S ACCOUNT; AND LIEN AND SECURITY INTEREST; ETC.

            (a) The Account Bank hereby confirms that it has established at its office in New York, New York located at 114 West 47th Street, New York, NY 10036 a securities account entitled the "Lease Indenture Trustee's Account" (the "LEASE INDENTURE TRUSTEE'S ACCOUNT"), which Lease Indenture Trustee's Account shall be maintained by the Account Bank until the date this Indenture is terminated pursuant to Section 7.1 hereof. The account number of the Lease Indenture Trustee's Account established hereunder is 049 66100. The Lease Indenture Trustee's Account shall not be evidenced by passbooks or similar writings.

            (b) All amounts from time to time held in the Lease Indenture Trustee's Account shall be maintained (i) in the name of the Owner Trust subject to the lien and security interest of the Lease Indenture Trustee for the benefit of the Lease Indenture Trustee and each of the Holders as set forth herein and
(ii) in the custody of the Account Bank for and on behalf of the Lease Indenture Trustee for the benefit of the Lease Indenture Trustee and each of the Holders for the purposes and on the terms set forth in this Indenture. All such amounts shall constitute a part of the Lease Indenture Trustee Account Collateral and shall not constitute payment of any Indebtedness or any other obligation of the Owner Trust until applied as hereinafter provided.

            (c) As collateral security for the prompt payment in full when due of the Lessor Secured Obligations owed to the Lease Indenture Trustee and each Holder, the Owner Trust hereby pledges, assigns, hypothecates and transfers to the Lease Indenture Trustee for the benefit of the Lease Indenture Trustee and each of the Holders, and hereby grants to the Lease Indenture Trustee for the benefit of the Lease Indenture Trustee and each of the Holders, a lien on and security interest in and to, (i) the Lease Indenture Trustee's Account and any successor account thereto and (ii) all cash, investments, investment property, securities or other property at any time on deposit in or credited to the Lease Indenture Trustee's Account, including all income or gain earned thereon and any proceeds thereof (the "LEASE INDENTURE TRUSTEE ACCOUNT COLLATERAL").

            SECTION 3.9 THE ACCOUNT BANK; LIMITED RIGHTS OF THE OWNER TRUST.
            (a)      THE ACCOUNT BANK.

                     (i) ESTABLISHMENT OF SECURITIES ACCOUNT. The Account Bank hereby agrees and confirms that (A) the Account Bank has established the Lease Indenture Trustee's Account as set forth in Section 3.8, (B) the Lease Indenture Trustee's Account is and will be maintained as a "securities account" (within the meaning of

       Section 8-501(a) of the UCC), (C) the Owner Trust is the "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Lease Indenture Trustee's Account, (D) all property delivered to the Account Bank pursuant to this Indenture or any other Operative Document will be held by the Account Bank and promptly credited to the Lease Indenture Trustee's Account by an appropriate entry in its records in accordance with this Indenture, (E) all "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) in registered form or payable to or to the order and credited to the Lease Indenture Trustee's Account shall be registered in the name of, payable to or to the order of, or indorsed to, the Account Bank or in blank, or credited to another securities account maintained in the name of the Account Bank, and in no case will any financial asset credited to the Lease Indenture Trustee's Account be registered in the name of, payable to or to the order of, or indorsed to, the Owner Trust except to the extent the foregoing have been subsequently indorsed by the Owner Trust to the Account Bank or in blank and (F) the Account Bank shall not change the name or account number of the Lease Indenture Trustee's Account without the prior written consent of the Lease Indenture Trustee.

                     (ii) FINANCIAL ASSETS ELECTION. The Account Bank agrees that each item of property (including any security, instrument or obligation, share, participation, interest or other property whatsoever) credited to the Lease Indenture Trustee's Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

                     (iii) ENTITLEMENT ORDERS. Notwithstanding anything in this Indenture to the contrary, if at any time the Account Bank shall receive any "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) or any other order from the Lease Indenture Trustee directing the transfer or redemption of any financial asset relating to the Lease Indenture Trustee's Account, the Account Bank shall comply with such entitlement order or other order without further consent by the Owner Trust or any other Person. The parties hereto hereby agree that the Lease Indenture Trustee shall have "control" (within the meaning of Section 8-106(d) of the UCC) of the Owner Trust's "security entitlements" (within the meaning of Section 8-102(a)(17) of the UCC) with respect to the financial assets credited to the Lease Indenture Trustee's Account and the Owner Trust hereby disclaims any entitlement to claim "control" of such "security entitlements". Unless a Lease Indenture Event of Default shall have occurred and is continuing, the Lease Indenture Trustee shall not deliver any entitlement order directing the transfer or redemption of any financial asset relating to the Lease Indenture Trustee's Account.

                     (iv) SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Account Bank has or subsequently obtains by agreement, operation of law or otherwise a lien or security interest in the Lease Indenture Trustee's Account or any security entitlement credited thereto, the Account Bank agrees that such lien or security interest shall be subordinate to the lien and security interest of the Lease Indenture Trustee for the benefit of the Lease Indenture Trustee and each Holder. The financial assets standing to the credit of the Lease Indenture Trustee's Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Lease Indenture Trustee for the benefit of the Lease Indenture Trustee and each Holder (except for the face amount of any checks which have been credited to the Lease
       Indenture Trustee's Account but are subsequently returned unpaid because of uncollected or insufficient funds).

                     (v) NO OTHER AGREEMENTS. The Account Bank and the Owner Trust have not entered into any agreement with respect to the Lease Indenture Trustee's Account or any financial assets credited to the Lease Indenture Trustee's Account other than this Indenture. The Account Bank has not entered into any agreement with the Owner Trust or any other Person purporting to limit or condition the obligation of the Account Bank to comply with entitlement orders originated by the Lease Indenture Trustee in accordance with Section 3.9(a)(iii) hereof. In the event of any conflict between this Section 3.9 or any other agreement now existing or hereafter entered into, the terms of this Section 3.9 shall prevail.

                     (vi) NOTICE OF ADVERSE CLAIMS. Except for the claims and interest of the Lease Indenture Trustee for the benefit of the Lease Indenture Trustee and each Holder and the Owner Trust in the Lease Indenture Trustee's Account, the Account Bank does not know of any claim to, or interest in, the Lease Indenture Trustee's Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Lease Indenture Trustee's Account or in any financial asset credited thereto, the Account Bank will promptly notify the Lease Indenture Trustee and the Owner Trust in writing thereof.

                     (vii) RIGHTS AND POWERS OF THE LEASE INDENTURE TRUSTEE. The rights and powers granted by the Lease Indenture Trustee to the Account Bank have been granted in order to perfect its lien and security interests in the Lease Indenture Trustee's Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Owner Trust nor the lapse of time.

       (b) LIMITED RIGHTS OF THE OWNER TRUST. The Owner Trust shall not have any rights against or to monies held in the Lease Indenture Trustee's Account, as third party beneficiary or otherwise, or any right to direct the Account Bank or the Lease Indenture Trustee to apply or transfer monies in the Lease Indenture Trustee's Account, except the right to receive or make requisitions of monies held in the Lease Indenture Trustee's Account, as expressly provided in this Indenture, and to direct the investment of monies held in the Lease Indenture Trustee's Account as expressly provided in Section 3.7 hereof. Except as expressly provided in this Indenture, in no event shall any amounts or Cash Equivalent Investments deposited in or credited to the Lease Indenture Trustee's Account be registered in the name of the Owner Trust, payable to the order of the Owner Trust or specially indorsed to the Owner Trust except to the extent that the foregoing have been specially indorsed to the Lease Indenture Trustee or in blank.


SECTION 4. COVENANTS OF THE OWNER TRUST; LEASE INDENTURE EVENTS OF DEFAULT;
           REMEDIES

       SECTION 4.1 COVENANTS OF THE OWNER TRUST. The Owner Trust hereby covenants and agrees as follows:


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

              (i) the Owner Trust will duly and punctually pay the principal of and interest on and other amounts (including any Make-Whole Premium) due under the Lessor Notes and this Indenture in accordance with the terms hereof and thereof and all amounts payable by it to the Lease Indenture Trustee and the Holders under any other Operative Document;

              (ii) in the event that an Authorized Officer of the Owner Trust shall have actual knowledge of a Lease Indenture Event of Default or a Lease Indenture Default, the Owner Trust will give prompt written notice of such Lease Indenture Event of Default or Lease Indenture Default to the Facility Lessee, the Owner Participant and the Lease Indenture Trustee (and the Lease Indenture Trustee shall thereupon promptly deliver a copy of such notice to each Holder);

              (iii) in the event that an Authorized Officer of the Owner Trust shall have actual knowledge of an Event of Loss, then, to the extent that the Facility Lessee is not required, pursuant to the Facility Lease, to give notice of such event to the Lease Indenture Trustee, the Owner Trust will give prompt written notice of such Event of Loss to the Lease Indenture Trustee, (and the Lease Indenture Trustee shall thereupon promptly deliver a copy of such notice to each Holder) and the Owner Participant;

              (iv) the Owner Trust will furnish to the Lease Indenture Trustee true and correct duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trust under the Facility Lease, to the extent that the same shall not have been (or are not required to be) furnished to the Lease Indenture Trustee or the Holders pursuant to the Facility Lease or the Participation Agreement; and

              (v) except as contemplated by the Operative Documents, the Owner Trust will not incur any Indebtedness or engage in any business or activity except with the prior written consent of the Lease Indenture Trustee (acting on the instructions of Required Holders).

       SECTION 4.2 LEASE INDENTURE EVENTS OF DEFAULT. "LEASE INDENTURE EVENT OF DEFAULT" means any of the following events (whatever the reason for such Lease Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):
              (a) any Lease Event of Default (other than with respect to Excepted Payments unless the Facility Lease has been declared in default pursuant to Section 16(a) thereof) shall have occurred and be continuing; or

              (b) the failure of the Owner Trust to pay when due any payment of principal of, premium (including, without limitation, Make-Whole Premium) (if any) or interest on, or any scheduled fees or other amounts due and payable under or with respect to, any Lessor Note and such failure shall continue for five Business Days; or the failure of the Owner Trust to pay when due any other amounts under or with respect to, any Lessor Note or this Indenture and such failure shall continue for 30 Business Days after the

       Owner Trust and the Owner Participant receive written demand therefor from the Lease Indenture Trustee or any Holder; or

              (c) any material representation or warranty made by the Owner Participant or the Owner Trust in this Indenture or in any other Operative Document to which it is a party or by any OP Guarantor in its Owner Participant Guaranty, as the case may be, shall prove to have been inaccurate when made or deemed made in any material respect; and such misrepresentation or breach of warranty shall not have been corrected within a period of 30 days following notice thereof being given to the Owner Trust and the Owner Participant or such OP Guarantor, as the case may be, by any Holder (through the Lease Indenture Trustee); PROVIDED that, if such misrepresentation or breach of warranty is capable of correction but cannot with diligence be corrected within such 30-day period, such failure will not constitute a Lease Indenture Event of Default so long as the party whose representation or warranty was inaccurate (i) promptly institutes corrective action within such 30-day period and diligently pursues such corrective action and (ii) the continuation of such inaccuracy beyond such 30-day period would not have a Material Adverse Effect (but in no event shall the total period permitted to correct such misrepresentation or breach of warranty extend beyond 90 days from the date such notice was provided); or

              (d) any failure (i) by the Owner Trust to observe or perform any other material covenant or obligation of the Owner Trust contained in this Indenture or in any Operative Document to which it is a party (other than as provided in clause (a) above) in any material respect, or (ii) by the Owner Participant to observe or perform any material covenant or obligation of the Owner Participant contained in any Operative Document to which it is a party or (iii) by any OP Guarantor to observe or perform any material covenant or obligation of such OP Guarantor contained in any Owner Participant Guaranty, is not remedied within a period of 30 days following notice of such failure being given to the Owner Trust and the Owner Participant or such OP Guarantor, as the case may be, by any Holder (through the Lease Indenture Trustee); PROVIDED that, if such failure is capable of remedy but cannot with diligence be remedied within such 30-day period, such failure will not constitute a Lease Indenture Event of Default so long as (A) the party failing to perform promptly commences remedial action within such 30-day period and diligently pursues such action and (B) the continuation of such failure beyond such 30-day period would not have a Material Adverse Effect (but in no event shall the total period permitted to cure such default extend beyond 120 days from the date such notice was provided); or

              (e) the Owner Participant, the Owner Trust or any OP Guarantor shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Owner Trust, the Owner Participant or such OP Guarantor or any substantial part of the property of any of the foregoing, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take corporate action for the purpose of effecting any of the foregoing; or

              (f) an involuntary proceeding is commenced or an involuntary petition is filed in a court of competent jurisdiction seeking (i) relief in respect of the Owner Participant, any OP Guarantor or the Owner Trust under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency or similar law now or hereafter in effect,
       (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Owner Participant, such OP Guarantor or the Owner Trust or any substantial part of the property of the foregoing or
       (iii) the winding-up or liquidation of the Owner Trust, such OP Guarantor or the Owner Participant and such proceeding or petition continues undismissed for 60 days or an order or decree approving or ordering any of the foregoing continues unstayed and in effect for 60 days.

       SECTION 4.3 CERTAIN RIGHTS. In the event of any Lease Default or Lease Event of Default in the payment of any installment of Basic Lease Rent due under the Facility Lease, the Owner Trust or the Owner Participant may, but shall not be obligated to, within ten Business Days after the earlier of (a) receipt by the Owner Trust of notice of or (b) the Owner Trust acquiring actual knowledge of the occurrence of such Lease Default or Lease Event of Default, without the consent or concurrence of the Lease Indenture Trustee or any Holder, pay, as provided in Section 2.6 hereof, for application in accordance with Section 3.1 hereof, a sum equal to the amount of all (but not less than all) of the principal of, interest on and other amounts payable under or in respect of, the Lessor Notes as shall then be due and payable on the Lessor Notes (without giving effect to any acceleration pursuant to Section 4.4(b) or (c) hereof). If any other Lease Default or other Lease Event of Default occurs and the Owner Trust shall have been furnished (by or for the account of the Owner Participant) with all funds necessary for remedying such Lease Default or Lease Event of Default, the Owner Participant may, within ten Business Days after the earlier of (a) receipt by the Owner Trust of notice of or (b) the Owner Trust acquiring actual knowledge of the occurrence of such Lease Default or Lease Event of Default, without the consent or concurrence of the Lease Indenture Trustee or any Holder, instruct the Owner Trust to exercise the Owner Trust's rights under
Section 20 of the Facility Lease to perform such obligation on behalf of the Facility Lessee. Solely for the purpose of determining whether there exists a Lease Indenture Event of Default, (a) any payment by the Owner Participant or the Owner Trust pursuant to, and in compliance with, the first sentence of this
Section 4.3 shall be deemed to remedy any Lease Default or Lease Event of Default in the payment of installments of Basic Lease Rent theretofore due and payable and to remedy any default by the Owner Trust in the payment of any amount due and payable under the Lessor Notes or hereunder, and (b) any performance by the Owner Trust of any obligation of the Facility Lessee under the Facility Lease pursuant to, and in compliance with, the second sentence of this Section 4.3 shall be deemed to remedy any Lease Default or Lease Event of Default to the same extent that like performance by the Facility Lessee itself would have remedied such Lease Default or Lease Event of Default (but any such payment or performance shall not relieve the Facility Lessee of its duty to pay all Rent and perform all of its obligations pursuant to the Facility Lease). If, on the basis specified in the preceding sentence, such Lease Default or Lease Event of Default shall have been remedied, then any determination that the Facility Lease, and any declaration pursuant to this Indenture that the Lessor Notes are due and payable or that a

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

Lease Indenture Default or Lease Indenture Event of Default exists hereunder, based upon such Lease Default or Lease Event of Default shall be deemed to be rescinded, and the Owner Participant shall (to the extent of any such payments made by or for the account of the Owner Trust) be subrogated to the rights of the Holders hereunder to receive such payment of Rent from the Facility Lessee (and the payment of interest on account of such Rent from the Facility Lessee being overdue), and shall be entitled, so long as no other Lease Indenture Default or Lease Indenture Event of Default shall have occurred or would result therefrom, to receive and retain such payment from the Facility Lessee; PROVIDED, HOWEVER, that the Owner Participant shall not, so long as this Indenture shall not have terminated, otherwise attempt to recover any such amount paid by it or for its account on behalf of the Facility Lessee pursuant to this Section 4.3 except by demanding of the Facility Lessee payment of such amount or by commencing an action at law and obtaining and enforcing a judgment against the Facility Lessee for the payment of such amount or taking appropriate action in a pending action at law against the Facility Lessee and the Owner Participant will not obtain any Lien on any part of the Indenture Estate on account of such payment nor will any claim of the Owner Participant against the Facility Lessee or any other party for the repayment thereof impair the prior right and security interest of the Lease Indenture Trustee and the Holders in and to the Indenture Estate, as the case may be; PROVIDED, FURTHER, however, that
              (a) this Section 4.3 shall not apply with respect to any cure of any default in the payment of Basic Lease Rent if such cure shall have previously been effected with respect to (A) four consecutive payments of Basic Lease Rent immediately preceding the date of such default, or (B) more than eight payments of Basic Lease Rent; and

              (b) neither the Owner Trust nor the Owner Participant shall (without the prior written consent of the Required Holders) have the right to cure any Lease Default or Lease Event of Default except as specified in this Section 4.3.

       SECTION 4.4 REMEDIES.
       (a) Subject to the second sentence of Section 2.12(a) hereof, if a Lease Indenture Event of Default shall have occurred and so long as the same shall be continuing unremedied and, except as provided in the proviso at the end of this sentence, if the Lessor Notes shall have been accelerated pursuant to
Section 4.4(b) or 4.4(c) hereof, then and in every such case the Lease Indenture Trustee (acting on the instructions of the Required Holders) may, if not precluded by law or otherwise, consistent with this Section 4.4(a), exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Section 4 and shall have and may exercise all of the rights and remedies of a secured party under Requirements of Law and, in the event such Lease Indenture Event of Default arises as a result of an event described in clause
(a) of Section 4.2 hereof and is continuing unremedied and Section 4.3 hereof shall either not apply or shall have ceased to apply with respect to such Lease Indenture Event of Default, any and all of the remedies pursuant to Section 17 of the Facility Lease) and may take possession of all or any part of the Indenture Estate covered or intended to be covered by the Lien created pursuant hereto and may exclude the Owner Participant, the Owner Trust, the Facility Lessee (to the extent permitted by Section 17 of the Facility Lease and all Persons claiming under any thereof or wholly or partly therefrom; PROVIDED, HOWEVER, that, under no circumstances shall the Lease Indenture Trustee sell any of the Property Interest or exercise other remedies against the Property Interest seeking to deprive the Owner Trust or the Owner Participant of their respective interests therein unless the Lessor Notes have been accelerated. It is understood and agreed that, subject to the provisions of this Section 4.4, the Lease Indenture Trustee (acting on the instructions of the Required Holders) may exercise any right of sale of the Property Interest available to it, even though it shall not have taken possession of the Property Interest and shall not have possession thereof at the time of such sale. It is further agreed and understood that if the Lease Indenture Trustee (acting on the instructions of the Required Holders) shall proceed to foreclose on the Lien of this Indenture or exercise any other material remedy with respect to the Property Interest, the Lease Indenture Trustee shall substantially simultaneously therewith, to the extent the Lease Indenture Trustee is then entitled to do so hereunder and under the Facility Lease proceed (to the extent it has not already done so) to exercise one or more of the remedies with respect to the Property Interest referred to in clause (e) or (f) of Section 17.1 of the Facility Lease; PROVIDED that in the event the Lease Indenture Trustee is stayed or otherwise prevented by operation of any law from exercising such remedies for a continuous period of 180 days following the commencement of such stay or other prevention, it may (acting on the instruction of the Required Holders), upon the expiration of such 180-day period, exercise any remedy available to it under this Indenture. For the avoidance of doubt, it is expressly understood and agreed that the above-described inability of the Lease Indenture Trustee to exercise any right or remedy under the Facility Lease shall not prevent the Lease Indenture Trustee from exercising any of its other rights, powers and remedies under this Indenture.

       (b)    If a Lease Indenture Event of Default referred to in clause (e) or
(f) of Section 4.2 shall have occurred, then and in every such case the unpaid principal of all Lessor Notes then outstanding, together with interest accrued but unpaid thereon and all other amounts due thereunder or with respect thereto (but excluding any Make-Whole Premium), shall immediately and without further act become due and payable, without presentment, demand, protest or notice, all of which are hereby waived.

       (c) If any Lease Indenture Event of Default (other than a Lease Indenture Event of Default referred to in clause (e) or (f) of Section 4.2) shall have occurred and be continuing, then and in every such case the Lease Indenture Trustee (acting on the instruction of the Required Holders) may at any time declare the Lessor Notes to be due and payable, whereupon the unpaid principal of all Lessor Notes then outstanding, together with accrued but unpaid interest thereon and other amounts due thereunder or respect thereto (but excluding any Make-Whole Premium), shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

       (d)    Each Holder shall be entitled, at any sale pursuant to Section
17.1 of the Facility Lease, to credit against any purchase price bid at such sale by such Holder all or any part of the unpaid obligations owing to such Holder and secured by the Lien of this Indenture.

       (e) Notwithstanding anything to the contrary contained herein, if all Lessor Notes are held by the Facility Lessee or an Affiliate of the Facility Lessee, then (i) upon a Lease Indenture Event of Default that is caused by a Lease Default or Lease Event of Default, the remedies hereunder may be exercised only with the written consent of the Owner Trust and (ii) only the Owner Trust may exercise any or all of the remedies under the Facility Lease with respect to any such Lease Default or Lease Event of Default.

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

       (f) In addition to all other remedies provided for herein if a Lease Indenture Event of Default shall have occurred and be continuing, the Lease Indenture Trustee shall have the right to exercise any STATUTORY POWER OF SALE and sell the Indenture Estate or any part of the Indenture Estate at public sale or sales, in order to pay the Lessor Secured Obligations, and all impositions, if any, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorney's fees, if incurred.

       SECTION 4.5 TAKING POSSESSION OF INDENTURE ESTATE.
       (a) Subject to the rights of the Owner Trust and the Owner Participant under Section 4.3 hereof, and unless an OP Guarantor, the Owner Participant or the Owner Trust shall have purchased the Lessor Notes pursuant to Section 2.10 hereof, if a Lease Indenture Event of Default shall have occurred and be continuing and the Lessor Notes shall have been accelerated pursuant to Section 4.4(b) or 4.4(c) hereof, at the request of the Required Holders, the Owner Trust shall promptly execute and deliver or cause to be delivered to the Lease Indenture Trustee and the Holders such instruments and other documents as the Required Holders may deem necessary or advisable to enable the Lease Indenture Trustee at such time or times and place or places as the Lease Indenture Trustee (acting on the instruction of the Required Holders) may specify, to obtain possession of all or any part of the Indenture Estate to which the Holders shall at the time be entitled hereunder. If the Owner Trust shall for any reason fail to execute and deliver or cause to be delivered such instruments and documents after such request by the Lease Indenture Trustee, the Lease Indenture Trustee (acting on the instruction of the Required Holders) may (i) obtain a judgment conferring on the Lease Indenture Trustee the right to immediate possession and requiring the Owner Trust to execute and deliver or cause to be delivered such instruments and documents to the Lease Indenture Trustee and the Owner Trust hereby specifically consents to the entry of such judgment to the fullest extent it may lawfully do so, and (ii) to the extent permitted by law, pursue all or part of such Indenture Estate, as applicable, wherever it may be found, subject to Section XIII of the Participation Agreement and Section 4.2 of the Facility Lease, if applicable. All expenses (including those of the Lease Indenture Trustee) of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Indenture.

       (b) Upon every such taking of possession in connection with a Lease Event of Default, the Lease Indenture Trustee (acting on the instruction of the Required Holders) may, from time to time at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate as the Required Holders may deem proper. In each such case, the Lease Indenture Trustee (acting on the instructions of the Required Holders) or its designee shall have the right to maintain, use, operate, store, lease, control or manage the Indenture Estate and to carry on the business and to exercise all rights and powers of the Owner Trust relating to the Indenture Estate, as the Required Holders shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management or disposition of the Indenture Estate or any part thereof as the Required Holders may determine; and the Lease Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including
Rent), revenues, issues, income, products and profits constituting part of the Indenture Estate and every part thereof, except Excepted Payments, without prejudice, however, to the right of the Lease Indenture Trustee under any provision of this Indenture to collect and receive all cash held by, or required to be deposited with, the Lease

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

Indenture Trustee hereunder. Such tolls, rents (including Rent), revenues, issues, income, products and profits shall be applied to pay the expenses of use, operation, storage, subleasing, control, management or disposition of the Indenture Estate and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Lease Indenture Trustee may be required or may elect (acting on the instruction of the Required Holders) to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trust), and all other payments which the Lease Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as reasonable compensation for the services of the Lease Indenture Trustee, and of all Persons properly engaged and employed by the Lease Indenture Trustee.

            SECTION 4.6 REMEDIES CUMULATIVE. Except as provided herein, each and every right, power and remedy given to the Lease Indenture Trustee on behalf of the Holders or any of them specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lease Indenture Trustee (acting on the instruction of the Required Holders), and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Lease Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trust or the Facility Lessee or to be an acquiescence therein.
            SECTION 4.7 DISCONTINUANCE OF PROCEEDINGS. In case the Lease Indenture Trustee (acting on the instruction of the Required Holders) shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Holders, then and in every such case the Owner Trust, the Owner Participant, the Lease Indenture Trustee and the Facility Lessee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Indenture Estate, as the case may be, and all rights, remedies and powers of the Lease Indenture Trustee shall continue in effect as if no such proceedings had been instituted.
            SECTION 4.8 WAIVER OF PAST DEFAULTS. Upon the instruction of the Required Holders, the Lease Indenture Trustee shall waive any past default hereunder and its consequences and upon any such waiver such default shall cease to exist and any Lease Indenture Event of Default (as well as any Lease Event of Default giving rise to such Lease Indenture Event of Default) or Lease Indenture Default (as well as any Lease Default giving rise to such Lease Indenture Default) arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
            SECTION 4.9 WAIVER OF STAY, EXTENSION, MORATORIUM LAWS; EQUITY OF REDEMPTION. To the maximum extent permitted by law, the Owner Trust shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, that may affect observance or performance of the provisions of this Indenture; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Indenture Estate or any portion thereof prior to any sale or sales thereof that may be made under or by virtue of Section 4.2 or 4.3 hereof; and the Owner Trust, to the extent that it lawfully may, hereby waives all benefit or advantage of any such law or laws. The Owner Trust for itself and all who may claim under it, hereby waives, to the maximum extent permitted by applicable law, any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any order or decree of foreclosure of this Indenture and (if a Lease Indenture Default shall have occurred) all notice or notices of seizure, and all right to have the Indenture Estate marshalled upon any foreclosure hereof. The Indenture Trustee shall not be obligated to pursue or exhaust its rights or remedies as against any other part of the Indenture Estate and the Owner Trust hereby waives any right or claim of right to have the Indenture Trustee proceed in any particular order.

SECTION 5. DISCLAIMER OF REPRESENTATIONS; NO SEGREGATION OF MONEYS; FURTHER
           ASSURANCES; CERTAIN RIGHTS

            SECTION 5.1 NO REPRESENTATIONS OR WARRANTIES AS TO THE PROPERTY INTEREST OR OTHER LESSOR SECURITY DOCUMENTS. NONE OF THE OWNER TRUST, THE OWNER TRUSTEE, THE TRUST COMPANY OR THE OWNER PARTICIPANT MAKES OR SHALL BE DEEMED TO HAVE MADE, AND EACH HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, WORKMANSHIP, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE PROPERTY INTEREST OR ANY PART OF THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, INCLUDING ANY ENVIRONMENTAL LIABILITY, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE PROPERTY INTEREST OR ANY PART THEREOF WHATSOEVER, except that the Owner Trust warrants that on the Closing Date it shall have received such rights and interests that were conveyed to it with respect to the Property Interest pursuant to the Facility Deed, the Bill of Sale and the Facility Site Lease subject to the rights of the parties to this Indenture and to Permitted Liens and Permitted Encumbrances, and the Trust Company warrants that on the Closing Date the Property Interest shall be free and clear of Owner Trust's Liens attributable to the Trust Company. None of the Owner Trustee or the Trust Company makes or shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Indenture, the Trust Agreement or the Lessor Notes or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Owner Trust, the Owner Trustee or the Trust Company in its individual capacity made under this Indenture or in the Participation Agreement.
            SECTION 5.2 NO SEGREGATION OF MONEYS; NO INTEREST. Any moneys paid to or retained by the Lease Indenture Trustee pursuant to any provision hereof and not then required to be distributed to any Holder, the Facility Lessee or the Owner Trust or the Owner Participant as provided in Section 3 hereof need not be segregated in any manner except to the extent provided herein or as otherwise required by Requirements of Law, and may, except as aforesaid, be

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deposited under such general conditions as may be prescribed by Requirements of
Law, and the Lease Indenture Trustee shall not (except as otherwise provided in Section 3.7 hereof) be liable for any interest thereon or any losses resulting from the investment thereof.
            SECTION 5.3 FURTHER ASSURANCES; FINANCING STATEMENTS. At any time and from time to time, upon the request of any Holder (through the Lease Indenture Trustee), the Facility Lessee or the Owner Participant, the Owner Trust shall, at the expense of the Owner Trust, promptly and duly execute and deliver any and all such further instruments and documents presented to it in execution form as may be specified in such request and as are necessary or desirable to perfect, preserve or protect the mortgage, first priority security interests and assignments created or intended to be created hereby, or to obtain for the Lease Indenture Trustee and the Holders the full benefit of the specific rights and powers herein granted, including, without limitation, the execution and delivery of Uniform Commercial Code financing statements and continuation statements with respect thereto, or similar instruments relating to the perfection of the mortgage, security interests or assignments created or intended to be created hereby.
       SECTION 5.4 CERTAIN RIGHTS OF OWNER TRUST AND OWNER PARTICIPANT.
       (a) Notwithstanding any other provisions of this Indenture other than Sections 4.4(e) and 5.4(b) hereof, including the Granting Clause, the following rights (the "SECTION 5.4 RIGHTS") shall be exercisable by the Owner Trust or the Lease Indenture Trustee (acting on the instruction of the Required Holders):

              (i) at all times the Owner Trust shall have the right, together with or independently of the Lease Indenture Trustee, (A) to receive from the Facility Lessee all notices, certificates, reports, filings, opinions of counsel and other documents and all information which the Facility Lessee is permitted or required to give or furnish to the Owner Trust pursuant to any Operative Document, (B) to exercise inspection rights granted to the Owner Trust pursuant to Section 12 of the Facility Lease,
       (C) to exercise, to the extent necessary to enable it to exercise its rights under Section 4.3 hereof, the rights of the Owner Trust under
       Section 20 of the Facility Lease, (D) to request from the Facility Lessee such further documents or assurances, or request that the Facility Lessee take such further actions in respect of such party's interests, as shall be required to be delivered or taken by the Facility Lessee pursuant to
       Section 5.7 or 18.14 of the Participation Agreement, and (E) to give notice of a Lease Default or a Lease Event of Default pursuant to Section 17 of the Facility Lease; PROVIDED, HOWEVER, that the rights excepted and reserved by this Section 5.4(a)(i) shall not be deemed to include the exercise of any remedies provided for in Section 17.1 of the Facility Lease, except that the Owner Trust and the Owner Participant may proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Facility Lessee of the applicable covenants and terms of Excepted Payments or to recover damages for the breach thereof but not to terminate the Facility Lease;

              (ii)   so long as a Lease Indenture Event of Default under clauses
       (c), (d), (e) or (f) of Section 4.2 hereof shall not have occurred and be continuing and the Lease Indenture Trustee shall not have commenced the exercise of material remedies under this Indenture, the Owner Trust shall have the right, together with the Lease Indenture Trustee and to the extent permitted by the Operative Documents and Requirements of Law, (A) to seek specific performance of the covenants of the Facility Lessee under the Operative Documents relating to the protection, insurance, maintenance, possession and use of the

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

       Property Interest or (B) to enforce any manufacturer's warranty pursuant to any of the Operative Documents;

              (iii)  so long as a Lease Indenture Event of Default under clauses
       (c), (d), (e) or (f) of Section 4.2 hereof shall not have occurred and be continuing and the Lease Indenture Trustee shall not have commenced the exercise of material remedies under this Indenture, neither the Owner Trust nor the Lease Indenture Trustee shall have any right, without the prior consent of the other (A) to amend, supplement, modify or waive any return condition in Section 5 of the Facility Lease, or (B) to exercise any rights with respect to the Facility Lessee's use and operation, modification or maintenance of the Property Interest which the Facility Lease specifically confers on the Owner Trust; and

              (iv)   so long as a Lease Indenture Event of Default under clauses
       (c), (d), (e) or (f) of Section 4.2 hereof shall not have occurred and be continuing and the Lease Indenture Trustee shall not have commenced the exercise of material remedies under this Indenture, neither the Owner Trust nor the Lease Indenture Trustee shall have any right, without the prior written consent of the other except as otherwise provided in
       Section 6.1, subject to the limitations contained in Section 3.4 of the Facility Lease, to exercise the rights, elections and options of the Owner Trust (other than the right to receive payment), to make any decision or determination and to give any notice, consent, waiver or approval with respect to any adjustments of Basic Lease Rent or Termination Value under Section 3.4 of the Facility Lease.

       (b) Notwithstanding the foregoing provisions of this Section 5.4 but subject to Section 4 hereof, the Lease Indenture Trustee (acting on the instructions of the Required Holders) shall at all times have the right, to the exclusion of the Owner Trust and the Owner Participant, to exercise the remedies set forth in Section 17.1 of the Facility Lease and in Section 4.4 and 4.5 hereof. Notwithstanding anything herein or in any other Operative Document to the contrary, so long as the Facility Lessee of any Affiliate of the Facility Lessee is a Holder, neither the Facility Lessee nor any such Affiliate, in its capacity as Holder, shall have any rights to approve, consent to, vote on or ratify any action, inaction or determination taken or made or to be taken or made hereunder; PROVIDED, HOWEVER, that this sentence shall not apply to the Facility Lessee or any such Affiliate with respect to those matters set forth in
Section 6.1 requiring the consent of all Holders.

       (c)    Notwithstanding any other provision of this Indenture:

              (1) The Owner Trust shall at all times, to the exclusion of the Lease Indenture Trustee, (i) retain all rights to demand and receive payment of, and to commence an action for payment of, Excepted Payments but the Owner Trust shall have no remedy or right with respect to any such payment against the Indenture Estate nor any right to collect any such payment by the exercise of any of the remedies under Section 17 of the Facility Lease; (ii) retain all rights to exercise the rights granted it under the EME OP Guarantee; to give all notices (including, without limitation, the right to give notice of a breach by EME of its covenants contained therein) under the EME OP Guarantee, to agree to any amendment, supplement or modification to the EME OP Guarantee; and to take any other action permitted to be taken by it under or otherwise with respect to the

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

       EME OP Guarantee; (iii) to declare a Lease Event of Default arising under
       Section 16(p) of the Facility Lease and to declare the Facility Lease to be in default as a result thereof; and (iv) except in connection with the exercise of remedies pursuant to the Facility Lease, retain all rights to exercise the Owner Trust's rights relating to the Appraisal Procedure and to confer and agree with the Facility Lessee on Fair Market Rental Value, or any Renewal Lease Term;

              (2) So long as the Lessor Notes have not been accelerated pursuant to Section 4.2 hereof (or, if accelerated, such acceleration has theretofore been rescinded) or the Lease Indenture Trustee shall not have exercised any of its rights pursuant to Section 4 hereof to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, the Owner Trust shall retain the right to the exclusion of the Lease Indenture Trustee to exercise the rights of the Owner Trust under, and to determine compliance by the Facility Lessee, with the provisions of Section 10 (other than Section 10.2 and Section 10.4 thereof), 13, 14 and 15 of the Facility Lease; PROVIDED, HOWEVER, that if a Lease Indenture Event of Default shall have occurred and be continuing, the Owner Trust shall cease to retain such rights upon notice from the Lease Indenture Trustee (acting on the instruction of the Required Holders) stating that such rights shall no longer be retained by the Owner Trust.


SECTION 6. SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE AND OTHER DOCUMENTS

       SECTION 6.1 SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE AND THE OTHER
                   DOCUMENTS:

              (a) WITHOUT CONSENT OF HOLDERS. Subject to the provisions of the Participation Agreement, at any time and from time to time the Owner Trust (but only on the written request of the Owner Participant) and the Lease Indenture Trustee may, from time to time and at any time, enter into a supplement hereto without the consent of the Holders or the Required Holders for one or more of the following purposes:
                     (i) to convey, transfer, assign, mortgage or pledge to the Lease Indenture Trustee as security for the Lessor Notes any property or assets;
                     (ii) to evidence the succession of another corporation to the Trust Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Owner Trust;
                     (iii) to add to the covenants of the Owner Trust for the benefit of the Holders of all or any series of Lessor Notes (and if such covenants are to be for the benefit of less than all series of Lessor Notes, stating that such covenants are expressly being included solely for the benefit of such series) such further covenants, restrictions, conditions or provisions as the Owner Trust and the Lease Indenture Trustee shall consider to be for the protection of the Holders of any series, and to make the occurrence, or the occurrence and continuance, of a default in complying with any such additional covenant, restriction, condition or provision a Lease Indenture Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; in respect of any such additional covenant, restriction, condition or provision, such

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

              supplement may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such a Lease Indenture Event of Default or may limit the remedies available to the Lease Indenture Trustee upon such a Lease Indenture Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Lessor Notes of such series to waive such a Lease Indenture Event of Default;
                     (iv) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplement which may be defective or inconsistent with any other provision contained herein or in any supplement, or to make such other provisions as the Owner Trust may deem necessary or desirable, with respect to matters or questions arising under this Indenture, PROVIDED that no such action shall adversely affect the interests of the Holders of the Lessor Notes of any series;
                     (v) to establish the form and terms of the Lessor Notes of any series, as permitted by Section 2.13;
                     (vi) to effect an assumption of the Lessor Notes, as permitted by Section 2.12;
                     (vii) to evidence and provide for the acceptance of appointment hereunder by a successor Lease Indenture Trustee with respect to the Lessor Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, all as provided in Section 7.15; and
                     (viii) subject to Section 6.1(b) with respect to the
              provisions of the Indenture Estate Documents referred to therein, to effect any amendment, modification, supplement, waiver or consent with respect to any Indenture Estate Document, provided that no such action shall, in the judgment of the Lease Indenture Trustee, materially and adversely affect the interests of the Holders of any of the Lessor Notes of any series.
       The Lease Indenture Trustee is hereby authorized to join with the Owner Trust in the execution of any such supplement, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder, but the Lease Indenture Trustee shall not be obligated to enter into any such supplement which affects the Lease Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.
              (b) INSTRUCTIONS OF REQUIRED HOLDERS; LIMITATIONS. Subject to the provisions of the Participation Agreement, at any time and from time to time, (i) the Owner Trust (but only on the written request of the Owner Participant) and the Lease Indenture Trustee (but only if so directed by the Required Holders to the extent that the same is not expressly permitted by Section 6.1(a)), may execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Indenture as specified in such request, (ii) the Owner Trust (but only on the written request of the Owner Participant) and, except with respect to Excepted Payments, the Lease Indenture Trustee (but only if so directed by the Required Holders to the extent that the same is not expressly permitted by Section 6.1(a)), may enter into such written amendment of or supplement to any Indenture Estate Document as may be specified in such request and (iii) the Owner Trust shall not revoke or otherwise terminate the Trust Agreement or, if such amendment or supplement would impair the rights of the Lease Indenture Trustee or any Holder, amend or supplement the Trust Agreement; PROVIDED, HOWEVER, that, without the consent of each Holder, except with respect to Excepted Payments, no such amendment of or supplement to any Indenture Estate Document, and no waiver or modification of the terms of any thereof, shall, except to the extent pertaining to the Excepted Payments, (1) modify (A) any of the provisions of this Section 6.1 or Sections 2.6, 2.8, 2.10, 2.11 or 2.12 hereof, Section 3 hereof (other than Sections 3.6 and 3.7 hereof) or
       Section 4 hereof (other than Sections 4.1 and 4.2 hereof), (B) any of the provisions of Sections 2.3, IV, XII or XIV of the Participation Agreement to the extent applicable to the Lease Indenture Trustee or any Holder (including, without limitation, any Pass-Through Trustee or any Certificateholder), (C) any of the provisions of Section 3.4, 14, 15, 18 or 20 of the Facility Lease or (D) the definitions of the terms
       "EXCEPTED PAYMENTS", "PURCHASE PRICE", "OPERATIVE DOCUMENTS", "REQUIRED HOLDER", "TERMINATION VALUE", "BASIC LEASE RENT", "SUPPLEMENTAL LEASE RENT", "EVENT OF LOSS", "OWNER TRUST'S LIEN", "RENT", "MAKE-WHOLE PREMIUM" or any components thereof contained herein or in any Indenture Estate Document (except to change default definitions by providing for additional events of default), (2) reduce the amount or extend the time of payment of any amount owing or payable under any Lessor Note or reduce the interest payable on any Lessor Note, or alter or modify the provisions of Section 3 hereof with respect to the order of priorities in which distribution thereunder shall be made as between the Holders and the Owner Trust or the Owner Participant or with respect to the amount or time of payment of any such distribution, (3) reduce, modify or amend any indemnities or other payment provisions resulting in Supplemental Lease Rent in favor of any Holder (except as consented to by each Person adversely affected thereby), (4) reduce the amount or extend the time of payment of Rent or Termination Value (or any other amounts payable therewith other than such amounts that constitute Excepted Payments) as set forth in the Facility Lease, (5) modify, amend or supplement the Facility Lease with respect to, or consent to any assignment of the Facility Lease, releasing the Facility Lessee from its obligations in respect of the payment of Rent or Termination Value (or other amounts payable therewith other than such amounts that constitute Excepted Payments) or altering the absolute and unconditional character of such obligations as set forth in Section 9 of the Facility Lease or change any of the circumstances under which Termination Value (or other amounts payable therewith) is payable or (6) take any action which would reduce or extend the term of the Facility Lease. Notwithstanding the foregoing, (A) without the consent of the Lease Indenture Trustee
       (acting with the consent of each Holder), no such supplement to this Indenture or waiver or modification of the terms hereof or of any other agreement or document shall permit the creation of any Lien on the Indenture Estate or any part thereof, or deprive the Lease Indenture Trustee or any Holder of the benefit of the Lien of this Indenture on the Indenture Estate, except as provided in Section 14.2 of the Participation Agreement or in connection with the exercise of remedies under Section 4 hereof; (B) except as provided in Section 9.3 of the Participation Agreement, the sections of this Indenture set forth or referred to in such Section 9.3 may not be amended without the prior written consent of the Facility Lessee; (C) subject always to the provisions of Section 3.4(a) of the Facility

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

       Lease, no amendment of Exhibits of the Facility Lease to give effect to adjustments in accordance with Section 3.4(a) of the Facility Lease shall be deemed to be an amendment to the Facility Lease which requires the consent of the Holders hereunder; (D) without the necessity of the consent of any of the Lease Indenture Trustee or any Holder, (I) any indemnities solely in favor of the Equity Investor, any OP Guarantor, the Owner Participant, the Owner Trust, the Trust Company or any of their Affiliates may be modified, amended, or changed in such manner as shall be agreed to by the Equity Investor, such OP Guarantor, the Owner Participant, the Owner Trust or the Trust Company, as the case may be, and the Facility Lessee, (II) the Owner Participant and EME may enter into any amendment or supplement to the Tax Indemnity Agreement and (III) the Owner Trust, the Owner Participant, the Equity Investor and EME may enter into any amendment or supplement to the EME OP Guarantee; and (E) each Holder shall not unreasonably withhold its consent to an amendment to Section 5 or 13 of the Facility Lease which amendment does not change or otherwise affect the timing or the amount of the payments due thereunder or otherwise adversely affect the Holders.
       SECTION 6.2 DOCUMENTS FURNISHED TO HOLDERS. Promptly after the execution by the Owner Trust or the Lease Indenture Trustee of any document entered into pursuant to Section 6.1, the Lease Indenture Trustee shall furnish a copy thereof to the Holders but the failure of the Lease Indenture Trustee to deliver such conformed copy, or the failure of the Holders to receive such conformed copies, shall not impair or affect the validity of such document.
       SECTION 6.3 LEASE INDENTURE TRUSTEE PROTECTED. Notwithstanding anything to the contrary contained herein, if, in the opinion of the Lease Indenture Trustee, any document required to be executed by it pursuant to
Section 6.1 adversely affects any right, duty, immunity or indemnity of or in favor of the Lease Indenture Trustee under any Lessor Security Document or under any other Operative Document, the Lease Indenture Trustee may in its discretion decline to execute such document unless the Person or Persons requesting any related action shall provide an indemnity that is reasonably satisfactory to the Lease Indenture Trustee.

SECTION 7. MISCELLANEOUS

            SECTION 7.1 TERMINATION OF INDENTURE. Upon (or at any time after) receipt by the Lease Indenture Trustee of a certificate from each Holder to the effect that the principal of and interest on, and all other amounts payable to the Holders hereunder, under all Lessor Notes and under the Operative Documents otherwise secured hereby have been paid in full, the Lease Indenture Trustee shall execute and deliver to the Owner Trust an appropriate instrument releasing the Indenture Estate from the Lien of this Indenture and releasing the Indenture Estate Documents from the assignment and pledge thereof hereunder, and the Lease Indenture Trustee shall execute and deliver such instrument as aforesaid and, at the Owner Trust's expense, will execute and deliver such other instruments or documents as may be reasonably requested by the Owner Trust to give effect to such release; PROVIDED, HOWEVER, that this Indenture shall earlier terminate and this Indenture shall be of no further force or effect upon any sale or other final disposition by the Lease Indenture Trustee of all property constituting part of the Indenture Estate and the final distribution by the Lease Indenture Trustee of all moneys or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof. Further, upon the purchase or prepayment in full of the Lessor Notes pursuant to Section 2.10 or 2.11 hereof, and receipt by the Lease Indenture Trustee of a certificate from each Holder to the effect that all other sums payable to the Holders hereunder and under the Operative Documents, the Lease


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

Indenture Trustee shall execute and deliver to the Owner Trust an appropriate instrument releasing the Indenture Estate from the Lien of this Indenture and releasing the Indenture Estate Documents from the assignment and pledge hereunder, and the Lease Indenture Trustee shall execute and deliver such instruments as aforesaid. Except as otherwise provided in this Section 7.1, this Indenture and the Lien created by this Indenture shall continue in full force and effect in accordance with the terms hereof. Promptly upon receipt by a Holder of payment in full of the principal of and interest on the Lessor Notes held by it, and all other amounts payable to it hereunder, under the Lessor Notes and under the Operative Documents such Holder shall deliver the appropriate certificate contemplated by the foregoing sentences of this
Section 7.1 to be delivered by it.
            SECTION 7.2 GOVERNING LAW; COUNTERPARTS. THIS INDENTURE AND THE LESSOR NOTES SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF ILLINOIS ARE MANDATORILY APPLICABLE UNDER THE LAWS OF THE STATE OF ILLINOIS. This Indenture may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Regardless of any provision in any other agreement, for purposes of the Uniform Commercial Code (as in effect from time to time in the State of New
York), the "Securities Intermediary's Jurisdiction" of the Account Bank with respect to the Lease Indenture Trustee's Account is the State of New York.
            SECTION 7.3 NO LEGAL TITLE TO INDENTURE ESTATE IN HOLDERS. No Holder shall have legal title to any part of the Indenture Estate except as may result from the exercise of remedies hereunder. No transfer, by operation of law or otherwise, of any Lessor Note or other right, title and interest of any Holder in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or entitle such Holder or any successor or transferee of such Holder to an accounting or to the transfer to it of legal title to any part of the Indenture Estate.
            SECTION 7.4 SALE OF INDENTURE ESTATE BY LEASE INDENTURE TRUSTEE IS BINDING. Any sale or other conveyance of the Indenture Estate or any interest therein by the Lease Indenture Trustee made pursuant to the terms of this Indenture shall be effective to transfer or convey all right, title and interest of the Lease Indenture Trustee, the Owner Trust, the Owner Participant and the Holders in and to the Indenture Estate. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Lease Indenture Trustee.
            SECTION 7.5 INDENTURE FOR BENEFIT OF THE OWNER TRUST, THE OWNER PARTICIPANT, THE EQUITY INVESTOR, ANY OP GUARANTOR AND THE HOLDERS. Nothing in this Indenture, whether express or implied, shall be construed to give to any Person, other than the Owner Trust, the Owner Participant, the Equity Investor, any OP Guarantor, the Lease Indenture Trustee, the Holders (including, without limitation, any pledgee of the Lessor Notes) and the Facility Lessee, any legal or equitable right, remedy or claim under or in respect of this Indenture.
            SECTION 7.6 NOTICES. All notices, instructions or demands required or permitted by the terms hereof shall be in English and, unless otherwise specifically provided herein, in writing and must be given in the manner hereinafter specified. Any written notice instruction or demand shall be given by United States mail (certified or registered, postage pre-paid, return receipt requested), by hand-delivery (including overnight mail or courier service), or, if followed and


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

confirmed by hand delivery (including overnight mail or courier service) or United States mail, by facsimile. Any notice, instruction or demand delivered by hand (including overnight mail or courier service) shall become effective when delivered. Any notice, instruction or demand delivered by United States mail shall become effective on the date of receipt. Any notice, instruction or demand delivered by facsimile shall become effective on the date such facsimile is sent, as established by evidence of proper receipt of such transmission. Any notice to any party to the Participation Agreement shall be directed to such party at its address or facsimile numbers set forth in the Participation Agreement or to such other address or number as any such party may designate by notice given to the other parties hereto. Any notice to any Holder shall be directed to such Holder at its address or facsimile numbers as set forth in the Note Register. Each Person delivering a notice hereunder shall deliver a copy thereof to the Facility Lessee; PROVIDED that no such Person shall have any liability for failing to deliver such copy to the Facility Lessee and all notices otherwise properly delivered pursuant to this
Section 7.6 shall be effective against the Owner Trust regardless of whether the Person delivering such notice delivers a copy thereof to the Facility Lessee.
            SECTION 7.7 SEVERABILITY. Any provision of this Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
            SECTION 7.8 NO ORAL MODIFICATIONS OR CONTINUING WAIVERS. No terms or provisions of this Indenture or the Lessor Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Lessor Note shall be effective only in the specific instance and for the specific purpose given.
            SECTION 7.9 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and permitted assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder.
            SECTION 7.10 HEADINGS. The headings of the various Sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
            SECTION 7.11 NORMAL COMMERCIAL RELATIONS. Anything contained in this Indenture to the contrary notwithstanding, the Lease Indenture Trustee, any Holder or any Affiliate of any of them may conduct any banking or other financial transactions, and have banking, trustee, custody, administrative support or other commercial relationships, with any Holder, Facility Lessee, the Owner Trust, the Owner Participant, the Equity Investor and any OP Guarantor fully to the same extent as if this Indenture were not in effect, including, without limitation, the making of loans or other extensions of credit to any Holder, the Facility Lessee, the Owner Trust, the Owner Participant, the Equity Investor or such OP Guarantor for any purpose whatsoever, related to any of the transactions contemplated hereby or otherwise.
            SECTION 7.12 WAIVER OF SETOFF. Each of the Holders hereby irrevocably waives any and all rights of set-off that it may have in connection with this Indenture or the Lessor Notes against the Owner Trust, the Facility Lessee or any other Person by reason of Requirements of Law or otherwise. The Owner Trust hereby irrevocably waives any and all rights of set-off that it may have in connection with this Indenture or the Lessor
Notes against any Holder, the Facility Lessee, the Facility Sublessee or any other Person by reason of Requirements of Law or otherwise.
            SECTION 7.13 CONCERNING THE OWNER TRUSTEE. The Owner Trustee is executing this Indenture on behalf of the Owner Trust solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity (except as expressly stated herein) and in no case shall the Trust Company (or any entity acting as Owner Trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Owner Trust or the Owner Trustee hereunder, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through, or under such party; PROVIDED, HOWEVER, that the Trust Company (or any such successor Owner Trustee) shall be personally liable hereunder for its own gross negligence or willful misconduct or for its breach of its covenants, representations and warranties contained herein, to the extent covenanted or made in its individual capacity.
            SECTION 7.14 REQUIRED HOLDERS; ETC. As used in this Indenture and the other Lessor Security Documents, the term "REQUIRED HOLDERS" means Holders holding at least 50.1% of the principal amount of Lessor Notes outstanding (disregarding for such computation any Lessor Notes held directly or beneficially by the Facility Lessee, the Owner Trust, the Owner Participant, the Equity Investor, any OP Guarantor or any Affiliate of any of them, unless such Person owns all of the Lessor Notes in accordance with the provisions of this Indenture). In the event that any Holder has pledged its interests in any of its Lessor Notes, upon registration in the Note Register, the pledgee will, upon delivery of a written request of such pledgee to the Lease Indenture Trustee and the Owner Trust, be treated as the Holder of such Lessor Notes for all purposes under this Indenture.
            SECTION 7.15 THE LEASE INDENTURE TRUSTEE.
            (a) Each of the Holders hereby designates and appoints United States Trust Company of New York to act as the Lease Indenture Trustee under this Indenture, and each of the Holders hereby acknowledges such appointment and the rights and powers of the Lease Indenture Trustee under this Indenture. The Lease Indenture Trustee may take such actions on its behalf under the provisions of this Indenture and may exercise such powers and perform such duties as are expressly delegated to the Lease Indenture Trustee by the terms of this Indenture or which duties have been instructed or directed in writing, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Indenture, the Lease Indenture Trustee shall not have any duties or responsibilities, except those expressly set forth in this Indenture, nor shall the Lease Indenture Trustee have any fiduciary relationship with any Holder, and no implied covenants, functions or responsibilities shall be read into this Indenture or otherwise exist against the Lease Indenture Trustee. The Lease Indenture
Trustee shall not be responsible or liable for any action taken, suffered or omitted to be taken by it in good faith hereunder, or in connection herewith, or in connection with the Indenture Estate, unless caused by its gross negligence or willful misconduct as determined by a court of competent jurisdiction.

            (b) In the administration of its duties hereunder, the Lease Indenture Trustee may perform such duties directly or through agents or attorneys and may consult with counsel, accountants and other relevant experts to be selected with due care and employed by it, and the Lease Indenture Trustee shall not be responsible or liable for any action taken, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other relevant experts (which shall be complete authorization and protection to the Lease Indenture Trustee) and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture and shall not be responsible or liable for any act or omission on the part of any agent or attorney appointed with due care by it hereunder.

            (c) Neither the Lease Indenture Trustee nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall (i) be liable for any action lawfully taken, suffered or omitted to be taken by it under or in connection with this Indenture (except for its gross negligence or willful misconduct as determined by a court of competent jurisdiction) or (ii) be responsible or liable in any manner to any of the Holders for any recitals, statements, representations or warranties made by Owner Trust or any other Person or any representative of any thereof contained in this Indenture or in any certificate, report, statement or other document referred to or provided for in, or received by the Lease Indenture Trustee under or in connection with this Indenture or for the accuracy, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Indenture or for any failure of any of the Owner Trust, the Owner Trustee, the Equity Investor, any OP Guarantor, the Facility Lessee or Facility Sublessee to perform their respective obligations hereunder. The Lease Indenture Trustee shall not be responsible for perfecting or continuing the perfection of any security interest or Lien granted under this Indenture or for filing, re-filing, recording or re-recording any document, instrument or notice in any public office at any time or times. The Lease Indenture Trustee shall not be under any obligation to any Holder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Indenture, or to inspect the properties, books or records of the Owner Trust or any other Person.

            (d) The Lease Indenture Trustee shall be entitled to rely conclusively, and shall be fully authorized and protected in so relying, upon any Lessor Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and purported to have been signed, sent or made by the proper Person or Persons. In connection with any request of the Required Holders or making any determinations under this Indenture, the Lease Indenture Trustee shall be fully authorized and protected in so relying on a certificate of any Person, purportedly signed by an Authorized Officer of such Person, setting forth the Lessor Notes held by such Person as of the date of such certificate, which certificate shall state that the Person signing such certificate is an Authorized Officer of such Person and shall state specifically the provision hereof pursuant to which the Lease Indenture Trustee is being directed to act. The Lease Indenture Trustee shall be entitled to rely conclusively, and shall be fully authorized and protected in so relying on such certificate. In the absence of bad faith on its part (as determined by a court of competent jurisdiction), the Lease Indenture Trustee may rely conclusively, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, advice or opinions furnished to the Lease Indenture Trustee hereunder and conforming to the respective requirements hereof. The Lease Indenture Trustee shall be fully justified and protected in failing or refusing to take any action under this Indenture (i) if such action would, in the opinion of the Lease Indenture Trustee (upon consultation with counsel), be contrary to Requirements of Law or the terms of this Indenture, (ii) if such action is not specifically provided for in this Indenture, and it shall not have received such advice or concurrence of the Required Holders, (iii) while waiting for advice or instructions requested by the Lease Indenture Trustee from the Holders or
(iv) if, in connection with the taking of any such action that would constitute an exercise of remedies under this Indenture, it shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Lease Indenture Trustee shall in all cases be fully protected in acting, or in refraining from acting, under this Indenture in accordance with a request of the Required Holders (except to the extent the consent of each Holder is required hereunder, in which case the Lease
Indenture Trustee shall be fully protected in acting or refraining from acting in accordance with the direction of the Holders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Holders.

            (e) If, with respect to a proposed action to be taken by it, the Lease Indenture Trustee shall determine in good faith that the provisions of this Indenture relating to the functions or responsibilities or powers of the Lease Indenture Trustee are or may be ambiguous or inconsistent, the Lease Indenture Trustee shall notify the Holders, identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent, and shall not perform such function or responsibility or exercise such power unless it shall have received the written confirmation from each of the Holders that such Holder concurs in the circumstances that the action proposed to be taken by the Lease Indenture Trustee is consistent with the terms of this Indenture or is otherwise appropriate. The Lease Indenture Trustee shall be fully authorized and protected in acting or refraining from acting upon such confirmation received by it from each of the Holders in this respect, and such confirmation shall be binding upon each such Holder and the Lease Indenture Trustee. Each Holder may consult with counsel in determining the appropriateness of the proposed action.

            (f) The Lease Indenture Trustee shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Lease Default, Lease Event of Default, Lease Indenture Default or Lease Indenture Event of Default or of the acceleration of any Lessor Note by the Holder thereof unless and until an Authorized Officer of the Lease Indenture Trustee has received an officer's certificate from an Authorized Officer of such Holder stating that such an event has occurred. The Lease Indenture Trustee shall have no obligation whatsoever either prior to or after receiving such certificate to inquire whether any Lease Default, Lease Event of Default, Lease Indenture Default or Lease Indenture Event of Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully authorized and protected in so relying, on any such certificate so furnished to it. No provision of this Indenture shall require the Lease Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers. In the event that the Lease Indenture Trustee receives such a certificate regarding the occurrence of any Lease Default, Lease Event of Default, Lease Indenture Default or Lease Indenture Event of Default, the Lease Indenture Trustee shall give notice thereof to the Holders. The Lease Indenture Trustee shall take such action with respect to such Event of Default as so requested by the Required Holders pursuant to this Indenture.

            (g) The Owner Trust shall pay upon demand to the Lease Indenture Trustee (but only to the extent that the Owner Trust has received such amounts from the Facility Lessee or EME) the amount of any and all reasonable fees, costs and expenses (including disbursements), including the reasonable fees and expenses of its counsel (and any local counsel) and of any experts and agents, which the Lease Indenture Trustee may incur in connection with (i) without duplication of amounts payable in accordance with any fee letter with the Lease Indenture Trustee expressly with respect to the administration of this Indenture, the preparation, execution, delivery and administration of this Indenture (including any amendments hereto), (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Indenture Estate,
(iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights or remedies of the Lease Indenture Trustee or the Holders hereunder or (iv) the failure by the Owner Trust or any other Person to perform or observe any of the provisions hereof or of any of the other Lessor Security Documents or Indenture Estate Documents. Each of the Owner Trust and the Lease Indenture Trustee agrees that the fees set forth in the fee letter dated August 4, 2000 cover the services of the Lease Indenture Trustee enumerated therein assuming that no Lease Default, Lease Event of Default, Lease Indenture Default, Lease Indenture Event of Default or other extraordinary event has occurred. At any time any Lease Default, Lease Event of Default, Lease Indenture Default or Lease Indenture Event of Default has occurred and is continuing, the Lease Indenture Trustee shall be entitled to receive additional fees commensurate with the time spent by the Lease Indenture Trustee in connection with its duties hereunder. The Lease Indenture Trustee shall from time to time determine such fees and send Midwest, EME and the Owner Trust notice thereof, and such fees shall be payable upon demand. The Owner Trust and the Lease Indenture Trustee may from time to time agree in writing to modify the fees payable to the Lease Indenture Trustee and no consent of any other Person shall be required in order to so modify such fees.

            (h) Each of the Holders expressly acknowledges that neither the Lease Indenture Trustee nor any of its officers, directors, employees, agents or attorneys has made any representations or warranties to it and that no act by the Lease Indenture Trustee hereinafter taken, including, without limitation, any review of the Indenture Estate Documents or of the affairs of the Owner Trust or any other Person, shall be deemed to constitute any representation or warranty by the Lease Indenture Trustee to any Holder. Each Holder represents to the Lease Indenture Trustee that it (i) has, independently and without reliance upon the Lease Indenture Trustee or any other Holder, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Indenture Estate or any obligor under any Indenture Estate Document and (ii) has no obligation to make any such appraisals, investigations or credit analyses under this Indenture and has not relied upon the Lease Indenture Trustee for any information, appraisal, investigation or credit analyses in entering into this Indenture or acquiring any Lessor Note. Each Holder also represents that (i) it will, independently and without reliance upon the Lease Indenture Trustee or any other Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Indenture Estate or any obligor under any Indenture Estate Document and (ii) it will not rely upon the Lease Indenture Trustee to provide any investigation or analyses relating to the Indenture Estate or any obligor under any Indenture Estate Document. Except for notices, reports and other documents expressly required to be furnished to the Holders by the Lease Indenture Trustee hereunder, the Lease Indenture Trustee shall not have any duty or responsibility to provide any Holder with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Indenture Estate or any obligor under any Indenture Estate Document which may come into the possession of the Lease Indenture Trustee or any of its officers, directors, employees, agents or attorneys-in-fact.

            (i) Either of the Lease Indenture Trustee or the Account Bank may resign its appointment upon 30 days' notice to the Holders and may be removed at any time with or without cause by the Required Holders, with any such resignation or removal to become effective only upon the acceptance of appointment of a successor Lease Indenture Trustee or Account Bank that (i) has an office in New York, New York, (ii) has capital, surplus and undivided profits of at least $100,000,000 and (iii) is experienced in administering sophisticated financing transactions; PROVIDED, HOWEVER, that if no successor Lease Indenture Trustee or Account Bank shall have been so appointed within 30 days, the resigning Lease Indenture Trustee or Account Bank may, at the expense of Owner Trust, petition any court of competent jurisdiction for the appointment of a new Lease Indenture Trustee or Account Bank. If the Lease Indenture Trustee or the Account Bank shall resign or be removed as Lease Indenture Trustee or Account Bank by the Required Holders then the Required Holders shall (and if no such successor shall have been appointed within 30 days of the Lease Indenture Trustee's or Account Bank's resignation or removal, the Lease Indenture Trustee may) appoint a successor that (i) has an office in New York, New York, (ii) has capital, surplus and undivided profits of at least $100,000,000 and (iii) is experienced in administering sophisticated financing transactions, whereupon such successor shall succeed to the rights, powers and duties of the "Lease Indenture Trustee" or "Account Bank", and the term "Lease Indenture Trustee" or "Account Bank" shall mean such successor effective upon its acceptance of appointment, and the former Lease Indenture Trustee's or Account Bank's rights, powers and duties as Lease Indenture Trustee or Account Bank shall be terminated, without any other or further act or deed on the part of such former Lease Indenture Trustee or Account Bank (except that the resigning Lease Indenture Trustee or Account Bank shall deliver all Indenture Estate then in its possession to the successor Lease Indenture Trustee or Account Bank) or any of the other Holders. Such former Lease Indenture Trustee or Account Bank shall give notice of its resignation or removal to the Owner Trust and all Holders. After any retiring Lease Indenture Trustee's or Account Bank's resignation or removal hereunder as Lease Indenture Trustee or Account Bank, the provisions of this Indenture shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Lease Indenture Trustee or Account Bank.

            (j) The Lease Indenture Trustee and each Holder hereby irrevocably designate and appoint United States Trust Company of New York, as the Account Bank under this Indenture. The Account Bank hereby agrees to act as "securities intermediary" (within the meaning of Section 8-102(a)(14) of the UCC) with respect to the Lease Indenture Trustee's Account. The Owner Trust hereby acknowledges that the Account Bank shall act as securities intermediary with respect to the Lease Indenture Trustee's Account pursuant to this Indenture. The Account Bank shall not have duties or responsibilities except those expressly set forth in Sections 3.8 and 3.9 of this Indenture. The Lease Indenture Trustee, at the written direction of the Required Holders, may remove and replace the Account Bank pursuant to the terms and conditions of Section 7.15(i) and direct such Account Bank according to the terms of this Indenture.

            SECTION 7.16 MAXIMUM SECURED OBLIGATIONS. The principal amount of the Lessor Notes initially secured hereby is $321,860,000; the maximum principal amount, including the principal amount of the initial and, subject to the provisions of Section 2.5, future Lessor Notes, which may be secured hereby at any one time is $369,961,200, plus interest and Make-Whole Premium (if any), plus any disbursements for taxes and insurance on the Facility, plus interest thereon, and any other sums advanced in accordance with the terms hereof or any of the other Operative Documents to protect the security of this Indenture.

            IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed on the day and year first above written.

                                JOLIET TRUST I,

                                By:    Wilmington Trust Company, not in its
                                       individual capacity but solely as
                                       the Owner Trustee under the Trust
                                       Agreement


                                By:     /s/ James P. Lawler
                                      -------------------------
                                       Name: James P. Lawler
                                       Title: Vice President


                                UNITED STATES TRUST COMPANY OF NEW YORK, as Lease Indenture Trustee,


                                By:          /s/ Christopher J. Grell
                                            ---------------------------
                                            Name:  Christopher J. Grell
                                            Title:  Assistant Vice President

STATE OF NEW YORK       )
                        )           SS.:
COUNTY OF NEW YORK      )


            The foregoing instrument was acknowledged before me this 24th day of August, 2000, by James P. Lawler, Vice President of WILMINGTON TRUST COMPANY, a Delaware banking corporation, to be the free act and deed on behalf of the banking corporation as the Owner Trustee under the Amended and Restated Trust Agreement dated as of August 17, 2000.


                                              /s/ John Beaulieu
                                            ------------------------
                                            Notary Public


My Commission Expires


  April 1, 2001
-----------------------






STATE OF NEW YORK       )
                        )           SS.:
COUNTY OF NEW YORK      )


            The foregoing instrument was acknowledged before me this the 24th day of August, 2000, by Christopher J. Grell, Assistant Vice President of United States Trust Company of New York, a New York banking corporation, to be the free act and deed on behalf of the corporation.


                                                  /s/ Peter W. Kim
                                              --------------------------
                                                Notary Public


My Commission Expires


   May 1, 2002
------------------------

                                                                        ANNEX A
                                                                             TO
                                                                LEASE INDENTURE


                                 DEFINED TERMS

              Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Indenture shall have such meanings when used in each notice and other communication delivered from time to time in connection with this Indenture.
              "ACCOUNT BANK" means United States Trust Company of New York, in its capacity as Account Bank hereunder, together with its successors and assigns in such capacity.
              "ADDITIONAL LESSOR NOTES" has the meaning assigned to such term in
Section 2.13 hereof.
              "ASSUMPTION AGREEMENT" means an Assumption Agreement executed and delivered by an Eligible Successor substantially in the form of Exhibit F hereto.
              "ASSUMPTION DOCUMENTS" has the meaning assigned to such term in
Section 2.12(a).
              "ASSUMPTION EVENT" shall mean a Midwest Assumption Event or an Owner Participant Assumption Event.
              "ELIGIBLE SUCCESSOR" means (a) in the case of a Midwest Assumption Event, a designee of Midwest (i) which shall be a direct or indirect wholly-owned Subsidiary of EME (other than Midwest) or another Person acceptable to the Holders (in their sole discretion), (ii) that is a "United States person" within the meaning of Section 7701(a)(30) of the Code and (iii) that is not (A) an "investment company" or a company "controlled" by and "investment company" within the meaning of the Investment Company Act of 1940, as amended or (B) subject to regulation under PUHCA except pursuant to Section 9(a)(2) or Section 32 thereof and (b) in the case of an Owner Participant Assumption Event, a direct or indirect wholly-owned Subsidiary of Public Service Enterprise Group, Inc. or another person acceptable to the Holders (in their sole discretion) (i) that is a "United States person" within the meaning of Section 7701(a)(30) of the Code and (ii) that is not (1) an "investment company" or a company "controlled" by and "investment company" within the meaning of the Investment Company Act of 1940, as amended or (2) subject to regulation under PUHCA except pursuant to Section 9(a)(2) or Section 32 thereof.
              "HOLDER" means a holder of a Lessor Note.
              "INDENTURE ESTATE" has the meaning assigned to such term in the granting clause.
              "INDENTURE ESTATE DOCUMENTS" has the meaning assigned to such term in the Granting Clause.
              "INTEREST PAYMENT DATE" has the meaning assigned to such term in
Section 2.4(b) hereof.
              "LEASE DEFAULT" means a Lease Event of Default or any condition, occurrence or event which, with notice or lapse of time or both, would constitute a Lease Event of Default.
              "LEASE INDENTURE DEFAULT" means a Lease Indenture Event of Default or any condition, occurrence or event which, with notice or lapse of time or both, would constitute a Lease Indenture Event of Default.
              "LEASE INDENTURE EVENT OF DEFAULT" has the meaning assigned to such term in Section 4.2 hereof.

              "LEASE INDENTURE TRUSTEE'S ACCOUNT" has the meaning assigned to such term in Section 3.8(a) hereof.
              "LEASE INDENTURE TRUSTEE ACCOUNT COLLATERAL" has the meaning assigned to such term in Section 3.8(c) hereof.
              "LESSOR NOTE" means each Lessor Note and each Subsequent Lessor Note.
              "LESSOR SECURED OBLIGATIONS" has the meaning assigned to such term in the Granting Clause.
              "MAKE-WHOLE PREMIUM" means an amount equal to the Discounted Present Value calculated for any Lessor Note subject to mandatory prepayment pursuant to this Lease Indenture less the unpaid principal amount of such Lessor Note; provided that the Make Whole Premium shall not be less than zero. For purposes of this definition, the "Discounted Present Value" of any Lessor Note subject to mandatory prepayment pursuant to this Lease Indenture shall be equal to the discounted present value, as of the date of mandatory pre-payment, of all principal and interest payments scheduled to become due in respect of such Lessor Note after the date of such mandatory prepayment, calculated using a discount rate equal to the sum of (i) the yield to maturity on the U.S. Treasury security having an average life equal to the remaining average life of such Lessor Note and trading in the secondary market at the price closest to par PLUS
(ii) 0.50%; provided, however, that if there is no U.S. Treasury security having an average life equal to the remaining average life of such Lessor Note, such discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest calendar month, if necessary) from the yields to maturity for the two U.S. Treasury securities having average lives most closely corresponding to the remaining life of such Lessor Note and trading in the secondary market at the price closest to par.
              "MIDWEST ASSUMPTION EVENT" shall mean the election of Midwest to assume the Lessor Notes pursuant to Section 10.2(b) of the Facility Lease.
              "NEW LESSOR NOTES" has the meaning assigned to such term in
Section 2.13 hereof.
              "NOTE REGISTER" has the meaning assigned to such term in Section
2.9 hereof.
              "OWNER PARTICIPANT ASSUMPTION EVENT" shall mean (a) the occurrence and continuance of a Lease Event of Default or (b) a termination of the Facility Lease pursuant to Section 14.1 of the Facility Lease together with an election by the Owner Trust to retain the Undivided Interest pursuant to Section 14.3 of the Facility Lease.
              "OWNER TRUST" has the meaning assigned to such term in the Recitals.
              "PAYMENT DATE" has the meaning assigned to such term in Section 2.4(b) hereof.
              "PARTICIPATION AGREEMENT" has the meaning assigned to such term in the Section 1 hereof.
              "PROPERTY INTEREST" has the meaning assigned to such term in the Granting Clause.
              "REGISTRAR" has the meaning assigned to such term in Section 2.8 hereof.
              "REQUIRED HOLDERS" has the meaning assigned to such term in
Section 7.14 hereof.
              "SUBSEQUENT LESSOR NOTE" has the meaning assigned to such term in
Section 2.13 hereof.

                                                                      EXHIBIT A
                                                                             TO
                                                                LEASE INDENTURE


                          DESCRIPTION OF THE FACILITY

                                                                      EXHIBIT B
                                                                             TO
                                                                LEASE INDENTURE


                        DESCRIPTION OF THE FACILITY SITE

                                                                      EXHIBIT C
                                                                             TO
                                                                LEASE INDENTURE


                          FORM OF SERIES A LESSOR NOTE
                                  THIS NOTE HAS
                  NOT BEEN REGISTERED UNDER THE SECURITIES ACT
                OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED,
                   SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE
                  SUCH A REGISTRATION IS IN EFFECT OR PURSUANT
                TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT

                                 JOLIET TRUST I,
                                 as Owner Trust

                      SERIES A LESSOR NOTE DUE JULY 2, 2009


No. 1                                                        New York, New York
$[__________]                                                [__________], 20__

              JOLIET TRUST I (the "OWNER TRUST") acting pursuant to that certain Amended and Restated Trust Agreement (T1) dated as of August 17, 2000 (as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof and, where applicable, the terms of the other Operative Documents, the "TRUST AGREEMENT") between the Owner Participant named therein and Wilmington Trust Company (the "TRUST COMPANY"), hereby promises to pay to United States Trust Company of New York, as Pass-Through Trustee, or registered assigns, the principal sum of [__________] Dollars, in installments on the Payment Dates and in the amounts set forth in Annex A hereto; PROVIDED, HOWEVER, that the final principal payment hereon shall in any and all events equal the then outstanding principal balance hereof, together with interest at the rate of 8.30% per annum (subject to the immediately following paragraph, with respect to an Illiquidity Event or a Reporting Cessation) on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Accrued interest hereon shall be payable on each Interest Payment Date and on the date this Lessor Note is paid in full. This Lessor Note shall bear interest, to the maximum extent permitted by Requirements of Law, at the Overdue Rate on any part of the principal amount hereof, and on any interest or other amounts due hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for the period the same is past due, payable on demand of the holder hereof.

              The Facility Lessee and EME have entered into a Registration Rights Agreement dated August 17, 2000 (as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof and, where applicable, the terms of the other Operative Documents, the "REGISTRATION RIGHTS AGREEMENT") with the

Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Facility Lessee and EME have agreed to use their reasonable best efforts to (a) cause to become effective on or prior to the date which is 270 days after the Closing Date (i) the Exchange Offer Registration Statement or (ii) an Initial Shelf Registration Statement (as each such term is defined in the Registration Rights Agreement) and to maintain the respective effectiveness of such Registration Statements (as defined in the Registration Rights Agreement) as described in the Registration Rights Agreement. From and after the date on which an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, additional interest (in addition to the interest otherwise payable with respect to this Lessor Note) shall accrue on this Lessor Note until but not including the date on which such Illiquidity Event shall cease to exist (and provided no other Illiquidity Event with respect to the Certificates issued on the Closing Date shall then be continuing), at the rate of 0.50% per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture (as defined below), as nearly as may be, as though the interest rate set forth above had been increased by 0.50% per annum. In the event that either the Facility Lessee or EME ceases to maintain its status as a reporting company under the Securities Exchange Act of 1934, as amended (such Act, the "EXCHANGE ACT" and such cessation, a "REPORTING CESSATION")(it being understood that no Reporting Cessation shall be deemed to occur if the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or any successor body will not accept the information and reports of the Facility Lessee or EME to be filed pursuant to the Exchange Act), additional interest (in addition to the interest otherwise payable with respect to this Lessor Note) shall thereafter accrue on this Lessor Note until but not including the date on which such Reporting Cessation shall cease to exist (and provided no other Reporting Cessation shall then be continuing) at the rate of 0.50% per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture (as defined below), as nearly as may be, as though the interest rate set forth above had been increased by 0.50% per annum. Anything in the foregoing to the contrary notwithstanding, in the event that an Illiquidity Event and a Reporting Cessation shall have occurred and be continuing at the same time, the maximum amount of additional interest to accrue on this Lessor Note as set forth above shall be 0.50% per annum.

              All payments of principal and interest and all other amounts to be made by the Owner Trust hereunder or under the Indenture of Trust, Mortgage and Security Agreement (T1) dated as of August 17, 2000 (as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof and, where applicable, the terms of the other Operative Documents, the "INDENTURE"; the defined terms therein (including by cross-reference) not otherwise defined herein being used herein with the same meanings) among the Owner Trust, and United States Trust Company of New York, as Lease Indenture Trustee shall be made (i) only from the income and proceeds from the Indenture Estate and (ii) only to the extent that the Owner Trust shall have sufficient income or proceeds from the Indenture Estate to enable such payments to be made in accordance with the terms of the Indenture. Each holder hereof, by its acceptance of this Lessor Note, agrees that (a) it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof as above provided and (b) none of the Lease Indenture Trustee, Owner Participant, the Equity Investor, any OP Guarantor, the Owner Trustee, Owner Trust or the Trust Company is, or shall be, personally liable to the holder hereof for any amounts payable under this Lessor Note or under the Indenture or for any liability under the Indenture, except as expressly provided in the Indenture.

              Principal, Make-Whole Premium (if any) and interest and other amounts due hereunder or under the Indenture shall be payable in Dollars by wire transfer of immediately available funds on the due date thereof to the Lease Indenture Trustee's Account (by wire transfer of immediately available funds if not otherwise specified) or to such other account as the holder hereof shall have designated to the Owner Trust in writing. Payment to the Lease Indenture Trustee must be received by 12:00 (noon), New York time. If any sum payable hereunder or under the Indenture falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day and, if paid on such Business Day, the payment thereof shall be without penalty or interest (unless calculation of such amount is based on actual days elapsed) or other adjustment.

              The holder hereof, by its acceptance of this Lessor Note, agrees that each payment of principal and interest or other amounts received by it hereunder shall be applied, FIRST, to the payment of interest on this Lessor Note (as well as any interest on overdue principal, and, to the extent permitted by law, interest and other amounts hereunder) due and payable to the date of such payment as hereinabove provided, SECOND, to the payment of the principal of, and Make-Whole Premium, if any, then due hereunder, and THIRD, to the extent permitted under the Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and Make-Whole Premium, if any, hereunder.

              This Lessor Note is one of the Lessor Notes, and one of the Initial Lessor Notes, referred to in the Indenture which have been or are to be issued by the Owner Trust pursuant to the terms of the Indenture. The Indenture Estate is held by the Lease Indenture Trustee as security for the Lessor Notes. Reference is hereby made to the Indenture for a statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Lessor Note and of the rights and obligations of the holders of, and the nature and extent of the security for, the other Lessor Notes, as well as for a statement of the terms and conditions of the trusts created thereby. By its acceptance of this Lessor Note, each holder hereof agrees to all of the terms and conditions in the Indenture and in the Participation Agreement referred to therein expressed to be binding on the Lease Indenture Trustee or a holder of a Lessor Note.

              There shall be maintained the Note Register for the purpose of registering this Lessor Note and registering transfers and exchanges of Lessor Notes at the principal office of the Owner Trustee in the manner provided in
Section 2.8 of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, the Lessor Notes are exchangeable for Lessor Notes of the same series, of any authorized denominations and of like aggregate original principal amount, as requested by the holder hereof surrendering the same.

              Except as otherwise provided in Section 2.8 of the Indenture, prior to the due presentment for registration of transfer of this Lessor Note, the Owner Trust and each holder hereof shall deem and treat the Person in whose name this Lessor Note is registered on the Note Register as the absolute owner and holder hereof for the purpose of receiving payment of all amounts payable with respect to this Lessor Note and for all other purposes whether or not this

Lessor Note is overdue, and neither the Owner Trust nor any holder hereof shall be affected by any notice to the contrary.

              This Lessor Note is subject to prepayment solely as required by
Section 2.11 of the Indenture, to purchase by the Owner Trust, the Owner Participant or an OP Guarantor as provided in Section 2.10 of the Indenture and to assumption by an Eligible Successor in accordance with Section 2.12 of the Indenture. If at any time a Lease Indenture Event of Default shall have occurred and be continuing, this Lessor Note may be declared, and under certain circumstances shall automatically be deemed to be declared, due and payable, all upon the conditions, in the manner and with the effect provided in the Indenture.

              By its acceptance hereof, the holder of this Lessor Note agrees that the Owner Trustee is executing this Lessor Note on behalf of the Owner Trust solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity and in no case shall the Trust Company (or any entity acting as Owner Trustee under the Trust Agreement) be personally liable in respect of the obligations stated to be those of the Owner Trust or the Owner Trustee hereunder.

              By its acceptance hereof, the holder of this Lessor Note represents for the benefit of the Owner Trust, the Owner Participant and the Facility Lessee that either: (i) no Plan assets have been used to purchase this Lessor Note or (ii) the purchase and holding of this Lessor Note are either exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions or do not constitute a prohibited transaction under such restrictions of ERISA and the Code.

              THIS LESSOR NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE, WITH THE LAWS OF THE STATE OF NEW YORK.

              IN WITNESS WHEREOF, the Owner Trust has caused this Lessor Note to be executed in its name by the Owner Trustee by an officer of the Owner Trustee thereunto duly authorized, as of the date hereof.


                                   JOLIET TRUST I, as Owner Trust

                                   By: WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee under the Trust
                                            Agreement

                                   By:
                                      -----------------------------------------
                                         Name:
                                         Title:


This is one of the Lessor Notes referred to in the within-mentioned Indenture

UNITED STATES TRUST COMPANY OF NEW YORK
  as Lease Indenture Trustee


By:
   --------------------
     Authorized Officer

                                                                        ANNEX A
                                                                             to
                                                           Series A Lessor Note


------------------------------------------------------------
                   A                   B
-----------------------------------------------------------
                Payment            Principal
                  Date            Payment ($)
-----------------------------------------------------------
----------------------------------------------------------

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

                                                                      EXHIBIT D
                                                                             TO
                                                                LEASE INDENTURE


                          FORM OF SERIES B LESSOR NOTE

                                  THIS NOTE HAS
                  NOT BEEN REGISTERED UNDER THE SECURITIES ACT
                OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED,
                   SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE
                  SUCH A REGISTRATION IS IN EFFECT OR PURSUANT
                TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT

                                 JOLIET TRUST I,
                                 as Owner Trust

                      SERIES B LESSOR NOTE DUE JULY 2, 2014


No. 1                                                        New York, New York
$[__________]                                                 [_________], 20__

              JOLIET TRUST I (the "OWNER TRUST") acting pursuant to that certain Amended and Restated Trust Agreement (T1) dated as of August 17, 2000 (as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof and, where applicable, the terms of the other Operative Documents, the "TRUST AGREEMENT") between the Owner Participant named therein and Wilmington Trust Company (the "TRUST COMPANY"), hereby promises to pay to United States Trust Company of New York, as Pass-Through Trustee, or registered assigns, the principal sum of [__________] Dollars, in installments on the Payment Dates and in the amounts set forth in Annex A hereto; PROVIDED, HOWEVER, that the final principal payment hereon shall in any and all events equal the then outstanding principal balance hereof, together with interest at the rate of 8.56% per annum (subject to the immediately following paragraph, with respect to an Illiquidity Event or a Reporting Cessation) on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Accrued interest hereon shall be payable on each Interest Payment Date and on the date this Lessor Note is paid in full. This Lessor Note shall bear interest, to the maximum extent permitted by Requirements of Law, at the Overdue Rate on any part of the principal amount hereof, and on any interest or other amounts due hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for the period the same is past due, payable on demand of the holder hereof.

              The Facility Lessee and EME have entered into a Registration Rights Agreement dated August 17, 2000 (as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof and, where applicable, the terms of the other Operative Documents, the "REGISTRATION RIGHTS AGREEMENT") with the Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Facility Lessee and EME have agreed to use their reasonable best efforts to (a) cause to become effective on or prior to the date which is 270 days after the Closing Date (i) the Exchange Offer Registration Statement or (ii) an Initial Shelf Registration Statement (as each such term is defined in the Registration Rights Agreement) and to maintain the respective effectiveness of such Registration Statements (as defined in the Registration Rights Agreement) as described in the Registration Rights Agreement. From and after the date on which an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, additional interest (in addition to the interest otherwise payable with respect to this Lessor Note) shall accrue on this Lessor Note until but not including the date on which such Illiquidity Event shall cease to exist (and provided no other Illiquidity Event with respect to the Certificates issued on the Closing Date shall then be continuing), at the rate of 0.50% per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture (as defined below), as nearly as may be, as though the interest rate set forth above had been increased by 0.50% per annum. In the event that either the Facility Lessee or EME ceases to maintain its status as a reporting company under the Securities Exchange Act of 1934, as amended (such Act, the "EXCHANGE ACT" and such cessation, a "REPORTING CESSATION")(it being understood that no Reporting Cessation shall be deemed to occur if the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or any successor body will not accept the information and reports of the Facility Lessee or EME to be filed pursuant to the Exchange Act), additional interest (in addition to the interest otherwise payable with respect to this Lessor Note) shall thereafter accrue on this Lessor Note until but not including the date on which such Reporting
Cessation shall cease to exist (and provided no other Reporting Cessation shall then be continuing) at the rate of 0.50% per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture (as defined below), as nearly as may be, as though the interest rate set forth above had been increased by 0.50% per annum. Anything in the foregoing to the contrary notwithstanding, in the event that an Illiquidity Event and a Reporting Cessation shall have occurred and be continuing at the same time, the maximum amount of additional interest to accrue on this Lessor Note as set forth above shall be 0.50% per annum.

              All payments of principal and interest and all other amounts to be made by the Owner Trust hereunder or under the Indenture of Trust, Mortgage and Security Agreement (T1) dated as of August 17, 2000 (as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof and, where applicable, the terms of the other Operative Documents, the "INDENTURE"; the defined terms therein (including by cross-reference) not otherwise defined herein being used herein with the same meanings) among the Owner Trust, and United States Trust Company of New York, as Lease Indenture Trustee shall be made (i) only from the income and proceeds from the Indenture Estate and (ii) only to the extent that the Owner Trust shall have sufficient income or proceeds from the Indenture Estate to enable such payments to be made in accordance with the terms of the Indenture. Each holder hereof, by its acceptance of this Lessor Note, agrees that (a) it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof as above provided and (b) none of the Lease Indenture Trustee, Owner Participant, the Equity Investor, any OP Guarantor, the Owner Trustee, Owner Trust or the Trust Company is, or shall be, personally liable to the holder hereof for any amounts payable under this Lessor Note or under the Indenture or for any liability under the Indenture, except as expressly provided in the Indenture.

              Principal, Make-Whole Premium (if any) and interest and other amounts due hereunder or under the Indenture shall be payable in Dollars by wire transfer of immediately available funds on the due date thereof to the Lease Indenture Trustee's Account (by wire transfer of immediately available funds if not otherwise specified) or to such other account as the holder hereof shall have designated to the Owner Trust in writing. Payment to the Lease Indenture Trustee must be received by 12:00 (noon), New York time. If any sum payable hereunder or under the Indenture falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day and, if paid on such Business Day, the payment thereof shall be without penalty or interest (unless calculation of such amount is based on actual days elapsed) or other adjustment.

              The holder hereof, by its acceptance of this Lessor Note, agrees that each payment of principal and interest or other amounts received by it hereunder shall be applied, FIRST, to the payment of interest on this Lessor Note (as well as any interest on overdue principal, and, to the extent permitted by law, interest and other amounts hereunder) due and payable to the date of such payment as hereinabove provided, SECOND, to the payment of the principal of, and Make-Whole Premium, if any, then due hereunder, and THIRD, to the extent permitted under the Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and Make-Whole Premium, if any, hereunder.

              This Lessor Note is one of the Lessor Notes, and one of the Initial Lessor Notes, referred to in the Indenture which have been or are to be issued by the Owner Trust pursuant to the terms of the Indenture. The Indenture Estate is held by the Lease Indenture Trustee as security for the Lessor Notes. Reference is hereby made to the Indenture for a statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Lessor Note and of the rights and obligations of the holders of, and the nature and extent of the security for, the other Lessor Notes, as well as for a statement of the terms and conditions of the trusts created thereby. By its acceptance of this Lessor Note, each holder hereof agrees to all of the terms and conditions in the Indenture and in the Participation Agreement referred to therein expressed to be binding on the Lease Indenture Trustee or a holder of a Lessor Note.

              There shall be maintained the Note Register for the purpose of registering this Lessor Note and registering transfers and exchanges of Lessor Notes at the principal office of the Owner Trustee in the manner provided in
Section 2.8 of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, the Lessor Notes are exchangeable for Lessor Notes of the same series, of any authorized denominations and of like aggregate original principal amount, as requested by the holder hereof surrendering the same.

              Except as otherwise provided in Section 2.8 of the Indenture, prior to the due presentment for registration of transfer of this Lessor Note, the Owner Trust and each holder hereof shall deem and treat the Person in whose name this Lessor Note is registered on the Note Register as the absolute owner and holder hereof for the purpose of receiving payment of all amounts payable with respect to this Lessor Note and for all other purposes whether or not this

Lessor Note is overdue, and neither the Owner Trust nor any holder hereof shall be affected by any notice to the contrary.

              This Lessor Note is subject to prepayment solely as required by
Section 2.11 of the Indenture, to purchase by the Owner Trust, the Owner Participant or an OP Guarantor as provided in Section 2.10 of the Indenture and to assumption by an Eligible Successor in accordance with Section 2.12 of the Indenture. If at any time a Lease Indenture Event of Default shall have occurred and be continuing, this Lessor Note may be declared, and under certain circumstances shall automatically be deemed to be declared, due and payable, all upon the conditions, in the manner and with the effect provided in the Indenture.

              By its acceptance hereof, the holder of this Lessor Note agrees that the Owner Trustee is executing this Lessor Note on behalf of the Owner Trust solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity and in no case shall the Trust Company (or any entity acting as Owner Trustee under the Trust Agreement) be personally liable in respect of the obligations stated to be those of the Owner Trust or the Owner Trustee hereunder.

              By its acceptance hereof, the holder of this Lessor Note represents for the benefit of the Owner Trust, the Owner Participant and the Facility Lessee that either: (i) no Plan assets have been used to purchase this Lessor Note or (ii) the purchase and holding of this Lessor Note are either exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions or do not constitute a prohibited transaction under such restrictions of ERISA and the Code.

              THIS LESSOR NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE, WITH THE LAWS OF THE STATE OF NEW YORK.

              IN WITNESS WHEREOF, the Owner Trust has caused this Lessor Note to be executed in its name by the Owner Trustee by an officer of the Owner Trustee thereunto duly authorized, as of the date hereof.


                                   JOLIET TRUST I, as Owner Trust

                                   By: WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee under the Trust
                                            Agreement

                                   By:
                                      -----------------------------------------
                                         Name:
                                         Title:


This is one of the Lessor Notes referred to in the within-mentioned Indenture

UNITED STATES TRUST COMPANY OF NEW YORK
  as Lease Indenture Trustee


By:
   --------------------
     Authorized Officer

                                                                        ANNEX A
                                                                             to
                                                           Series B Lessor Note


----------------------------------------------------------
                   A                  B
----------------------------------------------------------
                Payment           Principal
                 Date            Payment ($)
----------------------------------------------------------
----------------------------------------------------------

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

                                                                      EXHIBIT E
                                                                             TO
                                                                LEASE INDENTURE



                      FORM OF CERTIFICATE OF AUTHENTICATION

                   This is one of the Lessor Notes referred to
                        in the within-mentioned Indenture

                             [--------------------],
                           as Lease Indenture Trustee

                             By:____________________
                               Authorized Officer

                                                                      EXHIBIT F
                                                                             TO
                                                                LEASE INDENTURE

                           FORM OF ASSUMPTION AGREEMENT
              To: The Holders (as defined below) from time to time of the Lessor Notes (as defined below) of Joliet Trust I (the "OWNER TRUST) under the Indenture of Trust, Mortgage and Security Agreement (T1) (as the same may from time to time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof and the other Operative Documents (as defined below), the "INDENTURE") dated as of August 17, 2000 between the Owner Trust and the Lease Indenture Trustee referred to therein.

            The undersigned, [____________], a [_________] (the "ELIGIBLE
SUCCESSOR") does hereby covenant and agree with the Holders and the Lease Indenture Trustee from time to time of the Lessor Notes as follows. Capitalized terms used herein shall have the meanings assigned thereto in the Indenture.
            SECTION 1. The Eligible Successor does hereby agree to, and does hereby assume unconditionally, (a) the payment of the principal of the Lessor Notes and of the interest and premium (including, without limitation, Make-Whole Premium) (if any) thereon, at the rates provided in the Lessor Notes, when and as the same shall become due and payable, whether at maturity or upon mandatory prepayment or upon acceleration or otherwise, according to the terms of the Lessor Notes and of the Indenture, (b) the payment of all other amounts under or with respect to the Indenture and the Lessor Notes and (c) each and every other obligation of the Owner Trust under the Indenture and the Lessor Notes.
            SECTION 2. The assumption herein contained shall be binding upon the Eligible Successor, its successors and assigns and shall remain in full force and effect irrespective of the power or authority of the Owner Trust to issue the Lessor Notes or to execute, acknowledge and deliver the Indenture or the validity of the Lessor Notes or the Indenture, or any defense whatsoever that the Owner Trust may or might have to the payment of the Lessor Notes (principal, interest or premium (including, without limitation, Make-Whole Premium)), or to the performance or observance of any of the provisions or conditions of the Indenture or any Lessor Note, or of the existence or continuance of the Owner Trust as a legal entity; nor shall said assumption be affected by the merger, consolidation, or other dissolution of the Owner Trust or the sale or other transfer of the property of the Owner Trust as an entirety, or substantially so, to any other person; nor shall the assumption be discharged or impaired by any act, failure or omission whatsoever on the part of any Holder of any Lessor Notes or the Lease Indenture Trustee, including, among other such acts, failures and omissions, the following:

                        (a) any failure to present any Lessor Notes for payment
            or to demand payment thereof, or to give to the Eligible Successor notice of dishonor and nonpayment of any Lessor Note when and as the same may become due and payable, or notice of any failure on the part of the Owner Trust to do any act or thing or to perform or keep any covenant or agreement by it to be done, kept or performed under the terms of the Lessor Notes or the Indenture;

                        (b) any extension of the obligation of any Lessor Note,
            either indefinitely or for any period of time, or any other modification in the obligations under any Lessor Note or the Indenture or of the Owner Trust thereon or in connection therewith;

                        (c) any act or failure to act with regard to any Lessor
            Note or the Indenture or anything which might vary the risk of the Eligible Successor; and

                        (d) any action taken under the Indenture or the Lessor
            Notes in the exercise of any right or power thereby conferred or any failure or omission on the part of the Lease Indenture Trustee or the Holder of any Lessor Note to enforce any right or security given under the Indenture or any Lessor Note, or any waiver of any right or any failure or omission on the part of the Lease Indenture Trustee or any Holder of any Lessor Note to enforce any right of any Holder of any Lessor Note against the Owner Trust;

PROVIDED, always, that the specific enumeration of the above-mentioned acts, failures, waivers, or omissions shall not be deemed to exclude any other acts failures, waivers or omissions though not specifically mentioned herein, it being the purpose and intent of this Assumption Agreement that the obligation of the Eligible Successor shall be absolute and unconditional to the extent herein specified and shall not be discharged, impaired or varied except by the payment of the principal of and interest on any Lessor Note and any premium (including, without limitation, Make-Whole Premium) thereon in case of prepayment, and then only to the extent of such payments.
            SECTION 3. The Eligible Successor does hereby consent to all of the terms and conditions of each series of Lessor Notes outstanding and of the Indenture, and hereby waives any and all rights of notice of any fact or facts or circumstance or circumstances whatsoever and consents to any extension or extensions of time of any payment or payments, or of any other act or thing which any Holder or Holders of any Lessor Note or the Owner Trust may agree to consent to, either expressly, by acquiescence or otherwise, and hereby agrees not to claim or enforce any rights of subrogation or any other right or privilege which might otherwise arise on account of any payment made by it or act or thing done by it on account of or in accordance with its assumption herein contained, unless and until all of the Lessor Notes have been fully paid and discharged.
            SECTION 4. The assumption herein expressed may be transferred or assigned at any time or from time to time and shall be considered to be transferred and assigned upon the transfer of any Lessor Note, whether with or without the consent of or notice to the Eligible Successor or the Owner Trust. The Eligible Successor hereby agrees to execute and deliver such instruments and to do such acts and things requested by the Lease Indenture Trustee as shall be reasonably necessary to carry out and effectuate the purposes and intents of this Assumption Agreement. This Assumption Agreement may not be amended or modified in any respect without the prior written consent (evidenced as provided in the Indenture) of the Holders. The Eligible Successor agrees to file with the Lease Indenture Trustee a duplicate original of each such consent.



                                          [______________]

                                          By:
                                             ----------------------------------
                                             Title:

ATTEST:

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Title: